As filed with the Securities and Exchange Commission on [date]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10405

Alpine Series Trust

(Exact name of registrant as specified in charter)

615 East Michigan Street
3rd Floor
Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Samuel A. Lieber
Alpine Woods Capital Investors, LLC
2500 Westchester Avenue, Suite 215
Purchase, NY 10577

(Name and address of agent for service)

1-888-785-5578

Registrant’s telephone number, including area code

Date of fiscal year end: 10/31/2007

Date of reporting period: 04/30/2007

Item 1. Report to Stockholders.

Alpine

SEMI-ANNUAL REPORT
APRIL 30, 2007

Equity & Income Funds

Alpine Dynamic Balance Fund	Alpine Dynamic Innovators Fund
Alpine Dynamic Dividend Fund	Alpine Municipal Money Market Fund
Alpine Dynamic Financial Services Fund	Alpine Tax Optimized Income Fund

Equity Manager Reports

Alpine Dynamic Balance Fund

Alpine Dynamic Dividend Fund

Alpine Dynamic Financial Services Fund

Alpine Dynamic Innovators Fund

Alpine Dynamic Balance Fund

$7,000

$8,000

$9,000

$10,000

$11,000

$12,000

$13,000

$14,000

$15,000

$16,000

$18,000

$17,000

Alpine Dynamic Balance Fund

Moody’s Balanced Equity Fund Index

S&P 500 Index – Divs Reinvested

$17,136

$13,080

$12,857

Value of a $10,000 Investment

Apr 30

07

Apr 30

06

Oct 31

05

Apr 30

05

Oct 31

04

Apr 30

04

Oct 31

03

Apr 30

03

Oct 31

02

Apr 30

02

Oct 31

01

Jun 7

01

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The Moody’s Equity Mutual Fund Balanced Index tracks a group of similar funds that typically correspond to standard classifications based on global funds. The S&P Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Mixed Target Growth Allocation Average is an average of Funds that, by portfolio practice, maintain a mix of between 60%–80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Moody’s Equity Mutual Fund Balanced Index, the S&P 500 Index and the Lipper Mixed Target Growth Allocation Funds Average are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Balance Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Comparative Annualized Returns as of 4/30/07

	6 Months(1)	1 Year	3 Years	5 Years	Since Inception (6/7/2001)

Alpine Dynamic Balance Fund	5.82%	6.74%	11.50%	9.86%	9.57%

Moody’s Equity Mutual Fund Balanced Index	6.44%	10.50%	9.29%	7.17%	4.66%

S&P 500 Index	8.60%	15.24%	12.25%	8.54%	4.35%

Lipper Mixed Target Growth Allocation Funds Average	7.60%	11.48%	10.44%	7.62%	5.07%

Lipper Mixed Target Growth Allocation Fund Ranking	N/A	586/605	144/504	47/380	16/317

(1)	Not annualized. The NASD does not recognize rankings for less than one year.

Alpine Dynamic Balance Fund

Portfolio Distributions*(Unaudited)	Top 10 Holdings* (Unaudited)

Commercial Banks

0.1%

Distributors

0.2%

Energy Equipment & Services

0.4%

Mobile Homes &

Recreational Vehicles

0.8%

Thrifts & Mortgage Finance

0.8%

Household Durables

0.9%

Construction & Engineering

1.0%

IT Services

1.1%

Retail

1.3%

Transportation

1.2%

Cash/Cash Equivalents

1.5%

Manufacturing - Diversified

1.6%

Food & Staples Retailing

1.9%

Pharmaceuticals

2.1%

Transportation Services

2.7%

Oil, Gas & Consumable Fuels

3.1%

Metals & Mining

3.2%

Consumer Products & Services

4.4%

Finance/Banks

4.5%

Utilities

4.5%

Homebuilders

5.4%

Conglomerates

5.6%

Commercial Products & Services

9.0%

Real Estate Investment Trusts

10.1%

Financial Services

10.4%

U.S. Treasury Obligations

22.2%

1.	U.S. Treasury Bond,
	5.250%, 11/15/2028	10.77%
2.	U.S. Treasury Bond,
	6.000%, 02/15/2026	7.00%
3.	Allegheny Energy, Inc.	3.35%
4.	CONSOL Energy, Inc.	3.18%
5.	The Goldman Sachs Group, Inc.	3.14%
6.	Simon Property Group, Inc.	2.72%
7.	Eagle Materials, Inc.	2.71%
8.	FedEx Corp.	2.71%
9.	U.S. Treasury Bond,
	6.250%, 8/15/2023	2.37%
10.	Sunstone Hotel Investors, Inc.	2.30%

*

Portfolio holdings and sector distributions are as of 4/30/07 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

Commentary

Dear Investor:

In the first half of the fiscal year 2007, the period ending April 30, 2007, the Alpine Dynamic Balance Fund achieved a 5.82% return. This sustained the Fund’s 9.57% annual rate of return since inception on June 7th, 2001. The performance compared with the 6.44% of the Moody’s Equity Mutual Fund Balanced Index for the six month period. For the period from October 31, 2006 to April 30, 2007, the net asset value rose from $13.72 per share to $13.88 per share.

The balanced investment strategy of the Fund for this fiscal year has provided the greatest opportunities in the equity portion of the portfolio. The bond portfolio –which is entirely invested in U.S. Treasury securities –showed quite minimal fluctuations. While we were able to achieve some interim realized gains in the bond position, it is interesting to note that the bond prices over the six month period varied by little more than 1%. Thus, we did not apply the dynamic strategies to significantly increase bond positions when there appeared to be opportunities in interest rate shifting trends. Such opportunities were infrequent and insignificant. Consequently, the bond portfolio remained at the minimal level of commitment in accordance with our basic strategy and prospectus limitations.

The common stock portfolio focused primarily on companies which we believed were having significant transformations from less dynamic to more dynamic trends of profits growth. The energy sector provided significant gains across the spectrum, with gains of 17% in Chevron Corp., 18% in Consol Energy, 34% in Hess Corp., and 12% in PennVirginia Corp. In other portfolio sectors, gains were highly selective. Illustratively, Allegheny Energy, now the portfolio’s largest equity holding at 3.3%, rose 24%, to a value almost four times the cost of the position in 2002. This was a purchase of a depressed utility issue at a time of major concerns for the industry. We envisioned a recovery and a transformation back to health. Notwithstanding the placid environment for many financial institutions in the half year, we saw significant gains in holdings which also might be described as transformative. Goldman Sachs Group, Inc., one of the largest holdings in the portfolio, rose 15%, continuing the trend since our purchase of the shares at the end of January 2005, bringing the gain to over 86% above the cost. A six-month gain of over 50% was achieved for the holding in Temple Inland, Inc., which had originally been purchased in 2004 with the anticipation that the company’s unrecognized, high value diversified assets in land development, timber and finance would merit an upward revaluation of its potential earning power. Union Pacific Corp., purchased at the end of 2004, also realized transformative gains during this period, rising 26% during the half year as structural changes together with improved business opportunities resulted in increased earning power.

Turning to consumer related industries, we also saw transformational gains. One built on the acquisition of a competitor was Whirlpool Corp., which acquired Maytag Corp. and then consolidated manufacturing facilities.

Alpine Dynamic Balance Fund

Whirlpool shares rose over 20% during the half year period. CVS, the drugstore chain whose shares we first bought toward the end of 2005, entered into two transformational transactions during this period, buying another chain of drugstores and then the Caremark RX, Inc., producing a 15% gain during the period. On the manufacturing and industrial spectrum, significant returns were obtained in Ametek, Inc. up 18%, Caterpillar Inc. up 20%, and Black & Decker Corp. up 9%. Other transformative developments included the spin-off by Alberto Culver of its wholesale beauty supplies distribution business, and the split up by Fidelity National Title Company into two entities.

Notwithstanding an environment which permitted many of the substantial gains noted in the foregoing, there were sectors of the portfolio and individual companies which showed little change or even slight declines during this period. Many of these underperformers held up very well during the weaker first months of the calendar year, notably at the market decline which culminated on February 28th, 2007. Some then moved rapidly ahead. Others stayed in a narrow range. This was particularly the case among the pharmaceutical companies held – Johnson & Johnson, Pfizer and Wyeth. It was certainly also the case for the majority of the shares in bank and thrift companies. These were under some operating pressure with the constrained net interest margins faced by the banking industry because of the flat yield curve. We chose not to move away from the financial group, particularly the leaders, in the expectation that a normal yield curve environment would be developing in the months ahead. We added to holdings only in the case of FannieMae, which we regarded as a beneficiary of the changed political environment after the November elections, a potential transformative event for the quasi-government sponsored financial institutions which have been under considerable political pressure in recent years.

One other industry segment which requires particular comment is the homebuilding group where we have held positions in Pulte Homes, Ryland Group, Standard Pacific Corp., Hovnanian Enterprises, Lennar Corp. and Toll Brothers for quite some time. They had been highly profitable until early in 2006, and were significant contributors to the Fund’s longer term performance. We viewed the group of issues we held as likely to be the leaders in any prospective upturn once excessive inventories are cleared and a more favorable interest rate environment develops. This has not happened through this writing, nor do we anticipate an upturn of significance through the course of this year. However, given the industry shake out, its write down of land values, reduced overheads, and weak competition eliminated, we believe they remain valid holdings for renewed demand based on sustained demographics. Further, we anticipate that after the experience of a severe competitive downturn, the industry will move toward greater consolidation which would bring new opportunities for issues such as those we hold.

Our emphasis in the portfolio management in the period ahead will be to aggressively search for and invest in sound transformative values. The longer-term history of the Fund demonstrates the potential of such commitments which have innovation in products or consecutive strengths. We would take the liberty of pointing out the favorable past results of numbers of such investments still held ranging from the Alleghany Energy purchase noted above in 2002, to top shopping center developer and operator, Simon Property Group (also bought in 2002) now selling at 2½ times its cost, or to J.C.Penney at more than double its cost in 2004, or SJW Corp. (formerly San Jose Water Corp.) at 2½ times its cost in 2001. Recent commitments in companies which have new growth prospects include Honeywell International Inc., bought in March of this year and gaining almost 20% to the end of the fiscal period. These and other commitments hopefully illustrate our view that a balanced portfolio aimed at buying securities with lower than typical risk can still have considerable dynamic potential. Thus, we aim to have this Fund live up to its name, “Dynamic Balance”. We appreciate the continued support of our investors.

Stephen A. Lieber
Samuel A. Lieber
Co-Portfolio Managers

This letter and those that follow represent the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Investing in this fund involves special risks, including but not limited to, options and futures transactions. Please refer to the prospectus for further details. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average presents a universe of Funds with similar invest objectives. Rankings for the periods shown include dividends and distributions reinvested and do not reflect sales charges.

Alpine Dynamic Dividend Fund

$18,000

$9,000

$10,000

$11,000

$12,000

$13,000

$14,000

$15,000

$16,000

$17,000

$21,000

$19,000

$20,000

Alpine Dynamic Dividend Fund

Moody’s Equity Growth Income Index

S&P 500 Index – Divs Reinvested

$20,742

$15,470

$14,549

Value of a $10,000 Investment

Apr 30

0

7

Apr 30

0

6

Jan 31

0

6

Oct 31

0

5

Jul 31

0

5

Apr 30

0

5

Jan 31

0

5

Oct 31

0

4

Jul 31

0

4

Apr 30

0

4

Jan 31

0

Oct 31

0

3

Sep 22

0

3

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The Moody’s Equity Mutual Fund Growth Income Index tracks a group of similar funds that typically correspond to standard classifications based on investment objectives and fundamental policies. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Equity Income Funds Average is an average of funds that seek relatively high current income and income growth through investing 60% or more of their respective portfolios in equities. The Moody’s Equity Mutual Fund Growth Income Index, the S&P Index and the Lipper Equity Income Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as advisor fees. The performance for the Dynamic Dividend Fund reflects fees for these value-added services. Investors cannot directly invest in an index. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Comparative Annualized Returns as of 4/30/07
	6 Months(1)		1 Year	3 Years	Since Inception (9/22/2003)

Alpine Dynamic Dividend Fund	17.03%		19.53%	18.90%	22.43%

Moody’s Equity Mutual Fund Growth Income Index	8.04%		12.37%	10.57%	10.96%

S&P 500 Index	8.60%		15.24%	12.25%	12.86%

Lipper Equity Income Fund Average	9.49%		16.27%	14.22%	15.08%

Lipper Equity Income Fund Ranking	N	/A	32/246	6/189	1/161

(1)	Not annualized. The NASD does not recognize rankings for less than one year.

Alpine Dynamic Dividend Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings * (Unaudited)

Telecommunication

1.2%

Information Technology

Utilities

2.8%

Materials

4.7%

Consumer Staples

7.4%

Energy

9.8%

Health Care

11.9%

Consumer Discretionary

13.6%

Financial - Banks

13.8%

Cash & Cash Equivalents

15.1%

Industrials

18.0%

1.7%

1.	Atlas Copco-Series A Shares	2.00%
2.	Bank of America Corp.	1.68%
3.	JM AB	1.65%
4.	General Electric Co.	1.64%
5.	Macquarie Infrastructure Co.
	Trust	1.64%
6.	Regal Entertainment
	Group-Class A	1.63%
7.	Altana AG	1.57%
8.	PepsiCo, Inc.	1.56%
9.	United Technologies Corp.	1.55%
10.	Diamond Offshore
	Drilling, Inc.	1.55%

*

Portfolio holdings and sector distributions are as of 4/30/07 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

Commentary

Dear Investor:

We are pleased to report that the Alpine Dynamic Dividend Fund is off to a strong start in 2007, outperforming both the broad market averages and the average of its equity income fund peers while also distributing a substantial dividend yield. ADVDX produced a total return of 17.03% for the six-month period ended April 30, 2007 versus an 8.60% gain for or the S&P 500 Index and a 9.49% gain for the Lipper Equity Income Fund Average. Since inception on September 22, 2003, ADVDX has produced an annualized return of 22.43% which compares favorably to a return of 12.86% for the S&P 500 Index and a 15.08% annualized return for the Lipper Equity Income Fund Average.

We believe the Alpine Dynamic Dividend Fund offers a unique and balanced approach to optimizing both tax-qualified dividend income and long-term growth of capital. ADVDX ranked #1 based on total return out of 161 funds in the equity income category according to Lipper since inception on 9/22/03 through 4/30/07. The Fund ended the period on April 30, 2007 with total net assets of $1,252 million.

ADVDX increased its dividend payment by 22.5% for the six month period ended April 30, 2007, providing a strong dividend yield.

For the six months ended April 30, 2007, ADVDX paid $0.98 in dividend income, with nearly all of the distribution estimated to be qualified for the maximum taxable rate of 15%. This represents a 22.5% increase over the six months-ended April 30, 2006. Based on a closing NAV price of $13.60 on 4/30/07, the $0.98 dividend payout represents a trailing six-month dividend yield of 7.2% for the Fund. This high level of dividend income is unique among equity oriented funds.

ADVDX pays a regular monthly minimum dividend of $0.07 per share. In addition, in the third month of each quarter the Fund distributes excess dividend income that has been earned and accumulated during the quarter.

Our unique investment approach combines three sub-strategies: Dividend Capture, Value, and Growth

ADVDX combines three research-driven investment strategies – Dividend Capture, Value, and Growth – to maximize the amount of distributed dividend income that is qualified for reduced Federal income tax rates and to identify companies with the potential for dividend increases and capital appreciation. The Fund also offers some global diversification since a portion of the portfolio is invested in international dividend-paying equities. We scan the globe looking for what we feel are the best dividend opportunities for our investors, employing a multi-cap, multi-sector, and multi-style investment approach.

Alpine Dynamic Dividend Fund

Our “Dividend Capture Strategy” enhances the qualified dividend income generated by the Fund

We run a portion of our portfolio with a dividend capture strategy, where we invest in typically high dividend yielding stocks or in special situations where large cash balances are being returned to shareholders as one-time special dividends. We seek to enhance the return of this portfolio by electively rotating a portion of our high yielding holdings after the 61-day ownership period required to obtain the 15% dividend tax rate.

Another facet of our dividend capture strategy is our search for core, long term holdings in companies that historically have generated consistent strong free cash flow and regular large dividend distributions, usually above 5%. Two of our largest holdings, Macquarie Infrastructure Trust (MIC) with a 5.4% current yield, and Regal Entertainment with a 5.2% yield, are examples of this strategy.

MIC owns and operates infrastructure businesses in the U.S. including airport service, parking facilities, and refined products bulk tank terminals. These businesses have high barriers to entry, long-term contracts and strong cash flow, and are growing through acquisition. Regal is the largest theater owner in the U.S., generating 20% of total U.S. box office revenue and is currently enjoying a rebound in theater attendance. Regal realized additional value by spinning off its in-theater advertising unit, National CineMedia, with the proceeds being returned to investors as a $2 special dividend in April 2007.

Three of our top 10 holdings as of April 30, 2007 were international companies that announced large special dividends payments associated with restructurings and/or excess cash, and we believe there is additional upside value to be realized following the dividend payments. Our largest holding as of April 30, 2007 was Atlas Copco AB. Based in Sweden, Atlas is the world’s largest maker of air compressors and construction and mining equipment such as rock drills and underground vehicles. The company has benefited as higher metal prices and global economic growth spurred demand for its equipment and services. Atlas is committed to returning excess cash to shareholders with its regular annual 2.2% dividend paid in April plus the company paid a special dividend in May 2007.

Another top 10 holding is JM AB, also based in Sweden. It is one of the largest developers and managers of residential and commercial real estate in Scandinavia. The company has benefited from very strong demand for real estate as the European economies have experienced strong growth. The company has committed to payout 50% of its earnings to shareholders for a current 2.1% annual dividend yield plus the company recently returned excess cash as a special dividend in April.

Lastly Altana AG, based in Germany, paid a special dividend following the sale of its pharmaceuticals division. Altana now is a pure-play niche chemical maker of products in the electronics industry, including pigments, coatings, paint additives and electrical insulation.

Our “Growth and Income Strategy” targets capital appreciation in addition to yield

Our second strategy identifies core growth and income stocks that may have slightly lower but still attractive current dividend yields and predictable earnings streams plus a catalyst for capital appreciation and dividend increases. In our top 10 holdings, we would group General Electric, United Technologies, and PepsiCo. in this category. These companies are each estimated to grow earnings annually by 11-13% over the next two years and each raised their dividends by 12-25% in the past year.

We believe both GE and UTX offer attractive upside potential as diversified manufacturers and service providers with strong domestic and international growth prospects. GE is entering the sweet spot for its mid- to late-cycle businesses, which include Industrial Products, Power Generation, Water, Transportation, and Infrastructure plus it has less volatility from its Financial, Medical, and Entertainment units. And UTX is well positioned in the aerospace and industrial sectors with its suite of industry leading companies including Otis elevators, Pratt & Whitney aircraft engines, Sikorsky helicopters, Carrier air conditioners and Chubb security and fire protection systems.

Lastly, PepsiCo is a diversified beverage, snack, and cereal company that is well positioned for consistent double digit EPS growth through international expansion and the strength of its domestic portfolio of businesses. Pepsi recently increased its commitment to returning excess cash to shareholders with a 25% increase in its annual dividend to $1.50 (2.3% current yield) plus a $4-$5 billion annual repurchase target.

Our “Value/Restructuring Strategy” looks for attractively valued or restructuring dividend payers

Our third major strategy is what we call “value with a catalyst or restructuring strategy”, where our internal research points to under-valued or mis-priced equity opportunities for companies with attractive dividend yields. We also look for turnaround situations or

Alpine Dynamic Dividend Fund

depressed earnings where we believe there is a catalyst for an earnings recovery or a restructuring or major corporate action that is expected to add value. The key characteristic for this strategy is low valuations relative to historical averages and above average dividend yields for a combined objective of capital appreciation and high qualified dividend income.

We would categorize two of our top holdings in this strategy, Diamond Offshore Drilling and Bank of America. Diamond Offshore Drilling is one of the largest operators of mid-deepwater rigs and it is seeing strong demand for its services as oil is getting harder to find and exploration is moving further out to sea. This is resulting in substantial increases on rates for its long term contracts and the expectation of a doubling of earnings in the next two-three years, which we do not believe is reflected in its current valuation. DO is generating significant free cash flows and has been returning it to shareholders as annual special dividends. We would expect another large cash return in early 2008 as the company is committed to paying out about 80% of earnings as dividends. We also believe that Bank of America is trading at very attractive valuations relative to historical valuation ranges and the strong outlook for its diversified financial services. BAC currently offers an attractive 4.5% dividend yield and we believe the company will announce an attractive dividend increase at its next Board meeting.

Capturing international dividend opportunities is an important component of our dividend strategy

In addition to our multi-strategy and multi-cap approach, we also invest approximately 30-40% of our assets in international holdings. We have found attractive growth opportunities and traditionally larger dividend payouts than we see in the U.S. We do not actively manage our country weightings - we pick our holdings on a stock by stock basis based on dividend potential and total return.

The Fund is currently invested in equities based in 14 different countries, of which most would be considered mature countries with minimal emerging markets risk. Following the U.S., our top countries are Sweden, Britain, Norway, Finland, and Australia. The average dividend yield for the major indices in these five countries is currently 3.4% which is almost double the yield on the S&P 500 Index of 1.8%. In addition, we were positively impacted throughout the first half of fiscal 2007 by the decline in the U.S. dollar. We currently do not hedge our currency exposure as we believe that the dollar is in a period of long term secular decline and that our international strategy and the opportunities we see overseas should continue to benefit our shareholders.

The Fund’s top performers since inception are a diverse group of industry leaders that reflect our bottoms up, fundamental research approach

Our top five performers in first half fiscal 2007 provided ADVDX with total returns ranging from 35% to 73% for the six month period. This diverse group of top performers, with four being international companies and one U.S., reflects our investment approach of identifying strong growth companies globally that are committed to returning excess cash to shareholders. There is no one sector or country that provided us with these strong returns, but rather a stock by stock analysis based on our fundamental research.

Our top performer with a return of over 73% in the first half of fiscal 2007 and also a top 10 holding was JM AB, a Swedish builder of residential and commercial real estate which was discussed above. Our second best performer with a 45% return in six months was Wartsila, a Finnish manufacturer of power generation and marine propulsion equipment which paid a 4% special dividend payment in November 2006 and a regular 3.7% annual dividend in March 2007 based on the strong demand for its ship engines and the divestment of a unit.

Other top international performers were NCC and Ship Finance. Like JM, NCC AB is a Swedish property development and construction company that provided the fund with a return of 41% in first half fiscal 2007. The company benefitied from strong demand for real estate development in Northern Europe and returned a current dividend yield of about 10%. In addition, NCC is seeing solid demand for its division that conducts surfacing work for roads and produces asphalt mix, aggregates, and concrete. Ship Finance is one of the world’s largest owners of crude oil tankers and dry bulk carriers and has benefited from strong global shipping demand. The company has long term charter arrangements and profit sharing agreements with its operators and Ship Finance returns most of its free cash flow to its investors with a current 7.8% dividend yield.

Our best performing US based name was Macquarie Infrastructure Trust, one of our top holdings mentioned above, with a 35% return in first half fiscal 2007.

On the other hand, our three worst performers in first half fiscal 2007 were each small-mid cap companies that had tempered their growth outlooks and the stocks reactively negatively. Fortunately, all were small positions in the ADVDX portfolio (less than 1% each).

Alpine Dynamic Dividend Fund

Our worst performer in the first six months of 2007 was Steve Madden, a designer and retailer of fashion trendy footwear and accessories that revised down guidance primarily due to weakness at its handbag and men’s divisions. We lost about 28% on our investment in the six months and based on our more conservative outlook for retail, we have sold our holding in Steve Madden. Another weak performer was Canetic Resources Trust, an energy trust with a mix of Canadian oil and gas properties. The stock decline 25% in early November 2007 with most of the other Canadian trusts as the Canadian government announced a surprise plan to begin taxing distributions paid by trusts as an ordinary corporate tax. This was the only Canadian Trust that we owned at the time and despite a 10% dividend yield, we sold the stock based on the uncertainty surrounding a new potential tax law.

Lastly Aries Maritime ships refined fuel products and containers on long term contract. The stock holding declined 18% during first half fiscal 2007 as numerous mechanical issues and soft charter rates resulted in a reduced dividend payout and weaker than anticipated earnings. The company has since increased its dividend and is now yielding 6.6% and we are maintaining a small holding in the stock.

Outlook for 2007: We Believe Domestic and International Dividend Payers Will Outperform

As we look out to the remainder of 2007, we continue to be optimistic about the prospect for the dividend paying stocks in our portfolio. While we need to be selective in our investments in a potentially slowing U.S. economy, we are encouraged by the growth opportunities in our international dividend paying markets. We believe investments outside the U.S. look even more attractive based on the outlook for stronger earnings growth, higher dividend payouts, and our belief of a long term secular decline in the U.S. dollar.

Recently, equity markets have been volatile as bond yields shot up on signs of stronger than expected US economic data, commentary by U.S. Federal Reserve governors about inflationary pressures, and increases in interest rate internationally. This recent uncertainty has resulted in us being a bit more defensive, with about 11% of the portfolio being held in cash as of April 30 versus our average of less than 5%. In addition, our portfolio, which is about 30% invested in international stocks, has been negatively impacted by the recent rise in the U.S. dollar, particularly against the Euro, which declined 2.5% to 1.3303 on June 12th after peaking on April 27th at 1.3651.

Through this uncertainty, we continue to believe that there exists substantial opportunity for our investors to benefit from interesting growth opportunities and attractive dividend yields, particularly overseas. We are committed to our fundamental research approach and look for companies both domestically and internationally with sustainable earnings growth and compelling valuations in a rising global interest rate environment, and we continue to find attractive investment prospects.

In addition, companies are still sitting on very high levels of cash. As expected, we have seen a record of merger and acquisition activity in 2006 and early 2007 as companies look to use some of their excess cash to supplement slowing organic growth and to expand globally. However, we still expect a substantial amount of cash will be returned to shareholders in 2007 and 2008 either in the form of share repurchases or increased dividend payouts. Companies in the S&P 500 index currently payout approximately 37% of their earnings in the form of dividends versus a long term historical average of 54%. Given large cash positions, still solid earnings potential, low payout ratios and lack of other uses of cash, we continue to believe that companies will increase their dividends in 2007 and beyond.

We continue to concentrate on opportunities in long term secular themes on the aging demographics of the world, with some of our favorite sectors being asset managers and financial services and niche healthcare. The aging population will need to save more and also manage their assets more directly as countries and companies have cut back significantly on their pension promises. We believe this very positive for the asset managers around the globe. In addition, we like niche healthcare which is being stimulated by demographic trends and advances in biotechnology and yet there is more limited generic risk.

We also are very bullish on global engineering and construction stocks, as the rest of the world tries to catch up with the industrialized countries with regards to power plants, phones, roads, electricity, water treatment, sewage, and airports. In addition, the industrialized nations of the world have neglected their aging infrastructure and are now rebuilding and reinvesting. Therefore, some of our favorite stocks are the companies that should supply this growth for what we believe will be many years to come and at much higher prices than achieved in the past.

We also still like the long term secular story for many commodities in the basic materials and energy sectors based also on constrained supply and growing global

Alpine Dynamic Dividend Fund

demand. We will continue to be nimble in these volatile yet potentially highly profitable sectors and we would look for attractive entry and exit points and we are aware of the impact of shorter term seasonal trading pattern. In addition, many of these companies are producing record amounts of free cash flow and we expect continued increases in regular and special dividend payouts.

We also favor the industrial and machinery companies that are supplying the commodity providers and the aerospace and defense sectors. We also participate in a variation on investing in commodity companies, and that is through increasing global trade. We look to participate in the increasing need for the movement of commodities globally through producers, financers, and operators in the shipping industry.

In summary, in a moderate growth environment, we believe investors will be drawn to high quality, internationally oriented, and more defensive stocks and that should bode well for dividend payers and our fundamental strategy of searching globally and in multi-caps and multi-sectors. These positive fundamentals will be balanced with the risks of still high oil prices, rising global interest rates, uncertain global economic growth and continued geopolitical uncertainties.

Our approach is to remain broadly diversified within the dividend-paying universe while actively looking for undervalued opportunities. We believe we should continue to be able to distribute attractive dividend payouts to our shareholders by capitalizing on our research driven approach to identifying attractive situations as well as through our active management of the portfolio.

Thank you for your participation and we look forward to a prosperous year in 2007.

Sincerely,

Jill K. Evans and Kevin Shacknofsky
Co-Portfolio Managers

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Investing in small and mid cap stocks involves additional risks such as limited liquidity and greater volatility as compared to large cap stocks.

Investing in foreign securities tends to involve greater volatility and political, economic and currency risks and differences in accounting methods.

Neither the Fund nor any of its representatives may give tax advice. Investors should consult their tax advisor for information concerning their particular situation.

Free cash flow: Cash not required for operations or for reinvestment. Often defined as earnings before interest (often obtained from the operating income line on the income statement) less capital expenditures less the change in working capital.

Earnings per share (EPS): Calculated by taking the total earnings divided by the number of shares outstanding.

Dividend Yield: The yield a company pays out to its shareholders in the form of dividends. It is calculated by taking the amount of dividends paid per share over a specific period of time and dividing by the stock’s price.

Alpine Dynamic Financial Services Fund

$9,000

$10,000

$11,000

$12,000

$13,000

$14,000

$15,000

Alpine Dynamic Financial Services Fund

PHLX/KBW Bank Index – Capital-Weight

NASDAQ Financial – 100 Index

$13,246

$11,847

$11,721

Value of a $10,000 Investment

Nov 1
05

Nov 30
05

Dec 31
05

Jan 31
06

Feb 28
06

Mar 31
06

Apr 30
06

May 31
06

Jun 30
06

Jul 31
06

Aug 31
06

Sep 30
06

Oct 31
06

Nov 30
06

Dec 31
06

Jan 31
07

Feb 28
07

Mar 31
07

Apr 30
07

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The NASDAQ 100 Financial Index is a capitalization-weighted index of the 100 largest financial companies, as well as foreign issues, including American Depositary Receipts (ADRs), traded on the NASDAQ National Market System (NASDAQ/NMS) and SmallCap Market. The PHLX/KBW Bank Index is a modified cap-weighted index consisting of 24 exchange-listed and National Market System stocks, representing national money center banks and leading regional institutions. The S&P Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Financial Services Funds Average is an average of funds whose primary objective is to invest primarily in equity securities of companies engaged in providing financial services. The NASDAQ Financial 100 Index, PHLX/KBW Bank Index, the S&P 500 Index and the Lipper Financial Services Funds Average are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Financial Services Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Comparative Annualized Returns as of 4/30/07
	6 Months(1)	1 Year	Since Inception (11/1/2005)

Alpine Dynamic Financial Services Fund	9.04%	15.32%	20.71%

NASDAQ Financial—100 Index	1.99%	5.25%	7.47%

PHLX/KBW Bank Index	1.98%	2.89%	11.22%

S&P 500 Index	8.60%	15.24%	17.23%

Lipper Financial Services Funds Average	5.67%	9.02%	16.38%

Lipper Financial Services Fund Ranking	N/A	3/116	26/113

(1)	Not annualized. The NASD does not recognize rankings for less than one year.

Alpine Dynamic Financial Services Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

Consumer Finance 0.2%

IT Services 6.2%

Insurance 9.5%

Thrifts &
Mortgage Finance 14.4%

Commercial Banks 27.9%

Capital Markets 41.8%

1.	Chicago Mercantile Exchange Holdings, Inc.	5.96%
2.	Flagstone Reinsurance Holdings LT	5.11%
3.	Fortress Investment Group LLC	4.91%
4.	Sanders Morris Harris Group, Inc.	4.36%
5.	NYSE Euronext	3.63%
6.	Alliance Bancorp Inc.	3.01%
7.	Goldleaf Financial Solutions	2.67%
8.	Cowen Group, Inc.	2.54%
9.	Intercontinentalexchange, Inc.	2.44%
10.	Castlepoint Holdings Ltd	2.35%

*

Portfolio holdings and sector distributions are as of 4/30/07 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

Commentary

Dear Investor:

Alpine Dynamic Financial Services Fund generated a 9.04% total return during the six months ended April 30, 2007. This compares favorably to returns for the NASDAQ 100 Financial Index of 1.99% and the PHLX/KBW Index of 1.98% during the same period.

Domestic economic expansion continued, though at a slower pace of growth during the past six months. The consumer remained resilient despite fears that higher interest rates and energy prices would deplete disposable income. Aiding the consumer was a firm labor market with low unemployment and steady job growth. The corporate sector continued to be a positive contributor to economic growth. The strong growth experienced among the global markets around the world contributed to demand for US products, and provided the ability for our Government to fund their borrowing needs at low interest rates. These low Government bond yields combined with credit spreads near historic low levels, enabled corporations to fund their expansion plans at attractive rates. Liquidity in the global capital markets has also contributed to a material increase in acquisitions by private equity firms.

Underneath the broad domestic economy there have been crosscurrents affecting the financial services industry. The biggest event was the meltdown of the subprime residential mortgage market during the middle of the March quarter. A spike-up in delinquencies caused investors of subprime mortgage-backed securities to back away from the market. With a lack of buyers for their loans and delinquent loans being put back to them, mortgage bankers had to seek short term financing or risk a liquidity crisis. Unfortunately, some companies did not survive. Seeing an opportunity, some hedge funds and private equity firms stepped up and provided funding thus stabilizing the industry. But for the banks and brokers in the mortgage-backed business they experienced a decline in revenue and an increase in charge-off levels during the first quarter. Another crosscurrent was the slowdown in the residential home market. This has affected the banks in several ways. First, the slowdown in sales has decreased loan volume which reduces underwriting revenue. Second, problems in the subprime area have reduced the margin realized on the sale of mortgages into the secondary market. Third, the recent reports of some small privately owned homebuilders declaring bankruptcy has caused an increase in charge-offs on construction loans. Another crosscurrent was a persistent flat-to-inverted yield curve. This led to further net interest margin pressure.

As we look into the second half of the fund’s fiscal year, it appears that the problems in the subprime mortgage market have been contained. The delinquencies reported to date are primarily on loans underwritten in 2006. This was the height of the real estate market. We believe many of these loans were to speculators and to people who had no equity in their property. As the

Alpine Dynamic Financial Services Fund

market soften, they walked away. Other reasons why we believe the problem is isolated is the fact that consumer delinquencies tend to increase when the unemployment rate increases, which isn’t the case today, and the fact that delinquencies first develop in unsecured loans like credit cards, which again hasn’t happened to any material degree. While we expect loan charge-offs will increase from their current low base, we believe they will be manageable. We look for most banks to report mid-to-high single-digit loan growth with most of the increase coming from commercial credits. The level of growth is dependent on regional economies. Currently the Midwest is the weakest market while the western states remain healthy.

We believe the capital markets will remain robust in the second half of the year. The current pipeline of equity underwritings is very full and trading volumes are high. The level of mergers announced but not yet closed is also high, and with all the cash private equity firms have we expect merger announcements to remain active.

As we write this letter, the interest rates on long term bonds are rising and are causing a positive yield curve. If this trend continues it should take pressure off the bank’s net interest margin. In the short term, banks will have to write down the value of their portfolio as they mark to market the securities. But longer term, they should be able to reinvest their cash flow into higher yielding securities. We expect competition for deposits to remain strong. We believe this competition will lead to further industry consolidation.

In the first six months of this fiscal year the fund had six holdings acquired. Two of these holdings were headquartered in California. First Republic Bank in San Francisco is being acquired by Merrill Lynch. For some time Merrill Lynch has indicated their intent to acquire a bank as a way of diversifying their funding base and product mix. The other California bank is Placer Sierra Bancshares which is being acquired by Wells Fargo. This is a fill-in acquisition for Wells Fargo. The largest bank among the group to be acquired is Compass Bancshares. While the bank is headquartered in Alabama they have built an attractive franchise in the southwest. The acquirer, Banco Bilbao Vizcaya Argentaria, is quickly building a US franchise through a string of recent acquisitions in the Southwest. Another holding which is being acquired is Miami based Commercial Bankshares. Colonial Bankgroup from Alabama is buying the bank in an effort to expand their franchise in the state. In Virginia, Premier Community Bankshares is being acquired by United Bancshares. This is a fill-in acquisition for United Bancshares. The one nonbank holding which announced plans to sell is International Securities Exchange. The acquirer is Deutsche Boerse AG. The exchange industry is experiencing dramatic change. Not long ago exchanges were either privately or mutually own and had narrow geographical or product focuses. Today, many exchanges are publicly owned and are in the midst of major consolidation driven by the globalization of world economies. We expect this trend to continue.

Based on our short term outlook, we view the capital market area as the most attractive sub sector within the financial services industry. Accordingly, we increased our allocation to this area since our last report. At the same time we reduced our exposure to commercial banks as we foresaw the headwinds facing the group. History indicates that commercial banks tend to outperform the market beginning about two quarters before the Federal Reserve starts to lower short term interest rates. If the recent rise in long term bond yields holds, economic growth may moderate while inflation remains in check. This has been the goal of the Federal Reserve since they first started increasing the Fed Funds rate. If the capital market handles the job for them, then the Federal Reserve may be in a position early next year to lower rates. If this scenario plays out, commercial banks may start to outperform late summer/early fall and we would adjust upward our allocation to this sub sector. We consistently monitor both short and long trends within the financial services industry as we search for good investment opportunities.

We appreciate your continued interest and look forward to reporting back to you at fiscal year end.

Peter J. Kovalski
Portfolio Manager

The fund primarily invests in equity securities of financial services companies and will be affected by risk factors particular to this industry such as regulation, monetary and fiscal policies and interest rates, as well as general market risks. The fund invests in smaller companies, which involve additional risks such as liquidity and greater volatility. The fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

There is no assurance the fund will achieve its investment objective.

Book value: The net asset value of a company, calculated by subtracting total liabilities from total assets.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Alpine Dynamic Innovators Fund

$9,000

$10,000

$11,000

$12,000

Alpine Dynamic Innovators Fund

Russell 2000 Growth Index

$11,511

$11,458

Value of a $10,000 Investment

Apr 30

07

Mar 31

07

Feb 28

07

Jan 31

07

Dec 31

06

Nov 30

06

Oct 31

06

Sep 30

06

Aug 31

06

Jul 31

06

Jul 11

06

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus a similar investment in the Fund’s benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver and recovery of certain fees. Without the waiver and recovery of fees, the Fund’s total return would have differed.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 60 days. If it did, total returns would be reduced.

The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small-cap growth manager’s opportunity set. The Lipper Small-Cap Growth Funds Average is an average of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. The Russell 2000 Growth Index, and the Lipper Small-Cap Growth Funds Average are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the Dynamic Innovators Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Comparative Annualized Returns as of 4/30/07
	6 Months(1)	Since Inception (07/11/2006)

Alpine Dynamic Innovators Fund	11.14%	14.58%

Russell 2000 Growth Index	9.73%	15.11%

Lipper Small-Cap Funds Average	9.12%	N/A

Lipper Small-Cap Fund Ranking	N/A	N/A

(1)	Not annualized. The NASD does not recognize rankings for less than one year.

Alpine Dynamic Innovators Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

Capital Markets  0.7%

Health Care Technology  0.7%

Textiles, Apparel
 & Luxury Goods  0.9%

Internet Software & Services  1.0%

Software  1.1%

Specialty Retail  1.3%

Energy Equipment & Services  2.4%

Diversified Financial Services 2.6%

Aerospace & Defense  2.6%

Auto Components  2.6%

Engineering Services 3.7%

Biotechnology 4.4%

Communications Equipment  5.6%

Electronic Equipment
   &Instruments  6.2%

Machinery  6.6%

Computers & Peripherals 7.5%

Health Care Equipment
     & Supplies 10.0%

Cash/Cash Equivalents 40.1%

1.	Middleby Corp.	5.16%
2.	Flir Systems, Inc.	4.05%
3.	Vse Corp.	3.70%
4.	Alvarion, Ltd.	3.09%
5.	Stratasys, Inc.	2.97%
6.	Chicago Mercantile Exchange Holdings, Inc.	2.59%
7.	Johnson Controls, Inc.	2.56%
8.	Polycom, Inc.	2.50%
9.	Apple, Inc.	2.50%
10.	Abaxis, Inc.	2.38%

*

Portfolio holdings and sector distributions are as of 4/30/07 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

Commentary

Dear Investor:

Alpine Dynamic Innovators Fund fiscal 2007 first half provided an increase in net asset value from $10.31 per share on October 31, 2006 to $11.22 per share on April 30, 2007. This provided a gain of 11.14% for the 6-month period and 14.58% since the inception of the Fund on July 11, 2006. The results compare with 9.73% and 15.11%, respectively, for the Russell 2000 Total Return Growth Index.

The period under review was one of portfolio development. At the start (October 31, 2006), the Fund was 27.6% invested in equities, and had a cash equivalent balance of 72.4%. At the end of the period (April 30, 2007), the equities percentage increased to 60.5%, with a cash equivalent balance of 39.5%. Our gradual investment approach is aimed at making opportunistic purchases of shares of the most promising innovative companies. While recognizing that innovation is likely to bring the greatest economic benefit to smaller corporations, we also sought opportunities among innovative larger companies. Among larger businesses, in January we purchased shares of Apple Computer at $88.50 (which were $99.80 on April 30th), actively viewed as a new product innovator because of the “iPhone”. Among smaller companies, one of our earliest purchases was in the shares of Alvarion Ltd., the Israeli pioneer in the worldwide supply of the Wi-Max wireless data and internet service for community or city sized areas. This investment position was built from 17,000 shares at October 31, 2006 to 30,000 shares on April 30th, 2007.

In addition, we seek innovative companies which are midsized, with considerable potential. One such example in our opinion is Intuitive Surgical, Inc. a $400 million sales company, first purchased last September. The shares rose 30% over the fiscal first half year in reflection of their remarkable achievements in the field of robotic surgery. Their DaVinci Surgical System is being introduced in an ever growing list of hospitals, and is also receiving multiple orders from major medical centers.

The dynamic investment potential of innovative companies is evident in investment gains recorded in the portfolio’s top ten holdings in the six month period. They are:

Bolt Technology Corporation	+150.7%
Manufacturer of geophysical equipment for oil drilling

Fortress Investment Co.	+56.8%
Alternative asset manager

Stratasys Inc.	+48.6%
Developer and producer of 3-dimensional computer modeling systems

Intuitive Surgical Corp.	+34.8%
Developer of robotic surgical systems

Hexcel Corp.	+34.0%
Manufacturer of composite materials for aerospace

Gamestop Corp. Class A	+24.5%
Retailer of Computer Games

Alpine Dynamic Innovators Fund

Flir Systems Inc.	+23.4%
Developer and manufacturer of thermal imaging systems

Abaxis Inc.	+19.6%
Blood analysis medical systems

Middleby Corp.	+15.7%
Producer of stoves and cooking equipment for restaurant industry

Apple Computer	+12.7%
Designs, manufacturers and markets personal computers and related personal computing solutions

With two exceptions, the balance of the portfolio produced six months gains averaging 6%. The two exceptions were Cell Genesis Inc., whose shares declined -18.3%, and Rentech Inc. down -38.9%. Cell Genesis is a biotechnology company engaged in the search for novel therapies for cancer treatment. Shortly after our purchase the company announced a dilutive new stock issue which led to a decline in the shares. We retained holdings in view of new product potential. Rentech is a developer of alternative fuels from coal, which declined when investors viewed its contract with a major coal company as unduly long-term.

Given the risk factors in innovative enterprises, we believe that the activities of the companies we have selected require frequent review and revaluation. During the six months under review there were several sales of portfolio holdings. These resulted in a net gain of $263,000. We also added to positions. To illustrate, the original 10,000 share position in Alvarion Ltd. was increased three-fold as the company began to receive substantial orders for its communications systems. Similarly, Apple Computer provided more information on its new cellular telephone, which led us to increase the position. The complex search, analysis and follow up review which is necessary for investment in innovative companies requires the considerable analytical abilities of our investment research staff. The experience and vision of our colleagues makes possible the dedication of this Fund to the goal of benefiting from outstanding innovators in the corporate world.

We greatly appreciate the support of the investors who have joined us in this still new Fund, and we look forward to rewarding them with growth in asset values.

Stephen A. Lieber
Samuel A. Lieber
Co-Portfolio Managers

The Fund may invest in smaller and medium size companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in micro-cap company stocks which are more volatile than those of larger companies and tend to perform poorly during times of economic stress.

The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The Fund may invest in debt securities which typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

The Fund portfolio will involve short positions, which involves unlimited risk including the possibility that losses may exceed the original amount invested. The fund may also use options and future contracts, which have risks associated with unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. However, a mutual fund investor’s risk is limited to one’s amount of investment in a mutual fund.

Please refer to the Schedule of Investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Fixed Income Manager Reports

Alpine Municipal Money Market Fund

Alpine Tax Optimized Income Fund

Alpine Municipal Money Market Fund

PERIOD

Alpine Municipal Money Market Fund – Investor Class

Alpine Municipal Money Market Fund – Advisor Class*

Lipper Tax-Exempt Money Market Funds Average

Alpine Municipal Money Market Fund vs. Peer Performance

(Unaudited)

2007 thru 4/30/07

Calendar

Y

ear

2005

Calendar

Y

ear

2004

Calendar

Y

ear

2003

3.39%

3.14%

Calendar

Y

ear

2006

1.16%

1.08%

0.97%

1.10%

1.19%

0.77%

0.56%

0.45%

2.44%

1.72%

2.18%

2.76%

3.40

3.20

3.00

2.80

2.60

2.40

2.20

2.00

1.80

1.60

1.40

1.20

1.00

0.80

0.60

0.40

0.20

0.00

*     The Advisor Class return for 2004 is from 3/30/04 (inception)–12/31/04.

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total return would have been lower.

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

Cash and Other Assets  1.1%

Put Bond  1.1%

Variable Rate Demand Notes  97.8%

1.	Puttable Floating Option Tax-Exempt
	Receipts - 003, 4.170%, 05/07/2007	4.70%
2.	Puttable Floating Option Tax-Exempt
	Receipts, 4.170%, 05/07/2007	4.55%
3.	Puttable Floating Option Tax-Exempt
	Receipts, 4.170%, 05/07/2007	3.95%
4.	JP Morgan Chase & Co Putters -
	Series 1632P, 4.160%, 05/07/2007	3.82%
5.	Puttable Floating Option Tax-Exempt
	Receipts, 4.170%, 05/07/2007	3.32%
6.	East Grand Forks Minn Solid Waste
	Revenue Bonds, 4.060%, 05/07/2007	2.64%
7.	Gulf Coast Industrial Development
	Authority, 4.130%, 05/01/2007	2.32%
8.	State Housing Finance Agency, 4.120%,
	05/07/2007	1.70%
9.	Class B Revenue Bond Certificates,
	4.170%, 05/07/2007	1.68%
10.	Puttable Floating Option Tax-Exempt
	Receipts, 4.250%, 05/07/2007	1.60%

*

Portfolio holdings and sector distributions are as of 4/30/07 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

Alpine Municipal Money Market Fund

Equivalent Taxable Yields as of 4/30/07

Joint Return	Single Return	Marginal Tax Rate	Your Tax-Exempt Effective Yield of 3.88% is Equivalent to a Taxable Yield of:

$59,401–119,950	$29,701–71,950	25%	5.17%

$119,951–182,800	$71,951–150,150	28%	5.39%

$182,801–326,450	$150,151–326,450	33%	5.79%

Over $326,450	Over $326,450	35%	5.97%

The chart reflects projected 2005 marginal federal tax rates before limitations and phaseouts. Individuals with adjusted gross income in excess of $142,700 should consult a tax professional to determine their actual 2005 marginal tax rate.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578.

The Lipper Tax-Exempt Money Funds Average is an average of funds that invest in high quality municipal obligations with dollar-weighted average maturities of less than 90 days. The Lipper Tax-Exempt Money Market Funds Average is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment advisor fees. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The performance for the Municipal Money Market Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 4/30/07

	6 Months(1)	1 Year	3 Years	Since Inception(2)

Alpine Municipal Money Market Fund — Investor Class	1.78%	3.59%	2.65%	2.15%

Alpine Municipal Money Market Fund — Advisor Class	1.65%	3.33%	2.39%	2.35%

Lipper Tax — Exempt Money Market Funds Average	1.45%	2.92%	1.97%	1.47%

Lipper Tax — Exempt Money Market Fund Rank — Investor Class	N/A	1/113	1/102	1/84

Alpine Municipal Money Market Fund — Investor Class, 7-day effective yield (as of 4/30/2007): 3.88%

Alpine Municipal Money Market Fund — Advisor Class, 7-day effective yield (as of 4/30/2007): 3.62%

(1)	Not annualized. The NASD does not recognize rankings for less than one year.

(2)	Advisor Class shares commenced on March 30, 2004 and Investor Class shares commenced on December 5, 2002. Returns for indices are since December 5, 2002.

Alpine Tax Optimized Income Fund

Alpine Tax Optimized Income Fund – Investor Class

Alpine Tax Optimized Income Fund – Advisor Class*

Lipper Short Municipal Debt Funds Category Average

Alpine Tax Optimized Income Fund vs. Peer Performance (Unaudited)

0.00

0.50

1.00

1.50

2.00

2.50

3.00

3.50

4.00

4.50

2007 thru 4/30/07

Calendar Year
2005

Calendar Year
2004

Calendar Year
2003

Calendar Year
2006

0.59%

2.15%

2.21%

1.02%

1.74%

4.26%

2.05%

1.42%

4.08%

4.01%

3.27%

1.17%

1.34%

0.92%

*	The Advisor return for 2004 is from 3/30/04 (inception)–12/31/04.

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment performance reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total return would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than performance quoted and may be obtained by calling 888-785-5578. Performance data shown does not reflect the 0.25% redemption fee imposed on shares held for fewer than 30 days. If it did, total returns would be reduced.

The Lehman Brothers Municipal 1 Year Bond Index is the 1-year (1-2) component of the Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a rules-based, market-value weighted index engineered for the long-term, tax-exempt bond market. Lipper Short Municipal Debt Funds Index is an unmanaged index that tracks funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. The Lehman Brothers Municipal 1 Year Bond Index and the Lipper Short Municipal Debt Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment advisor fees. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The performance for the Tax Optimized Income Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 4/30/07
	6 Months(1)	1 Year	3 Years	Since Inception(2)

Alpine Tax Optimized Income Fund — Investor Class	1.93%	4.12%	3.00%	3.23%

Alpine Tax Optimized Income Fund — Investor Class (Pre-liquidation, After-tax)	1.83%	3.90%	2.65%	2.83%

Alpine Tax Optimized Income Fund — Investor Class (Post-liquidation, After-tax)	1.83%	3.83%	2.70%	2.81%

Alpine Tax Optimized Income Fund — Advisor Class	1.81%	3.96%	2.87%	2.58%

Alpine Tax Optimized Income Fund — Advisor Class (Pre-liquidation, After-tax)	1.71%	3.76%	2.56%	2.25%

Alpine Tax Optimized Income Fund — Advisor Class (Post-liquidation, After-tax)	1.71%	3.65%	2.58%	2.32%

Lehman Brothers Municipal 1 Year Bond Index	1.61%	3.69%	2.18%	2.04%

Lipper Short Municipal Debt Funds Average	1.37%	3.27%	2.19%	2.06%

Lipper Short Municipal Debt Fund Rank — Investor Class	N/A	3/55	3/52	2/43

(1)	Not annualized. The NASD does not recognize rankings for less than one year.
(2)	Advisor Class shares commenced on March 30, 2004 and Investor shares commenced on December 5, 2002. Returns for indices are since December 5, 2002.

Alpine Tax Optimized Income Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

Put Bond(1)  0.0%

Corporate Bond   2.0%

Commercial Paper   4.5%

Cash/Cash Equivalents  0.2%

Auction Rate Notes  31.0%

Variable Rate
Municipal Bonds 51.4%

General Market Note   4.5%

Municipal Bond   6.4%

(1)     Less than 0.1%

1.	Theop LLC, 6.100%, 05/30/2007	9.98%
2.	State Port Authority Revenue Bonds,
	4.085%, 05/30/2007	7.44%
3.	State Port Authority Revenue Bonds,
	4.190%, 05/30/2007	5.87%
4.	Camden County Import Authority
	Revenue, 5.330%, 05/01/2007	4.89%
5.	Mcintosh Ind’l Dev. Board
	Environmental Revenue, 4.430%,
	05/01/2007	4.60%
6.	Jefferson Parish Industrial Development
	Revenue Bonds, 4.200%, 05/01/2007	4.31%
7.	Gulf Coast Industrial Development
	Authority, 4.460%, 05/07/2007	3.91%
8.	Vigo County Industrial Development
	Revenue, 4.310%, 05/07/2007	3.91%
9.	JP Morgan Chase & Co Putters -
	Series 1632P, 4.140%, 05/07/2007	3.87%
10.	Revenue Bond Certificates Series
	Trust Taxable, 5.570%, 05/07/2007	3.84%

*

Portfolio holdings and sector distributions are as of 4/30/07 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio holdings are a percentage of total investments. Top 10 Holdings does not include short-term investments.

Alpine Municipal Money Market Fund / Alpine Tax Optimized Income Fund—Commentary

We are pleased to bring you the semi-annual report for the Alpine Income Trust for the period ending April 30, 2007. The Income Trust includes both the Alpine Tax Optimized Income Fund and the Alpine Municipal Money Market Fund.

We are pleased to report that for the six-month period, both funds continued to produce returns that far outpace the average of its counterparts in their respected categories. According to Lipper Analytical Services, the total return for the Alpine Tax Optimized Income Fund was 1.93% and 1.78% for the Alpine Municipal Money Market Fund. The Lipper average was 1.37% and 1.45% for the Short Municipal Debt and Tax Exempt Money Market peer group.

US Economic growth advanced at a modest pace during the six-month period that began on November 1, 2006 and ended April 30, 2007. A weak housing market weighed on the economy throughout the period, with few signs that relief was imminent. Energy prices trended downward, but rose late in the period, and core inflation moved higher. Yet, many economic indicators remained positive. Job growth, for example, was relatively strong as the labor markets added new jobs and unemployment declined. Personal income rose and consumer spending continued to expand, albeit at a slower pace as the period wore on.

At its meeting on May 9th, the Federal Reserve held fed funds interest rates unchanged at 5.25%. This marks the seventh consecutive meeting without a change in policy,

since the last hike in June, 2006. In their post-meeting statement, the Fed policy makers have made it clear that they feel the rate stance is most appropriate, given the significant crosscurrents in the economic picture.

The Fed has made it clear that they are in a wait and see mode. While inflation remains their predominant policy concern, they are clearly keeping an eye on the reverberations from the housing slump. Any significant spillover from housing onto the employment picture could make an easing likely. Conversely, if inflation remains at this level, or ticks up, there will be pressure on the Fed to defend its inflation fighting credentials by adjusting rates upward.

During our reporting period, yields declined slightly across intermediate and longer maturity levels but rose on the front end of the curve. This movement reinforced the inverted yield curve as money market rates continued to out-yield longer maturity Treasury issues.

In the municipal market, low interest rates, narrow long-term spreads, tighter credit spreads and issuer use of swaps and other derivatives for funding purposes combined to create one of the highest volume years on record for 2006. While the municipal curve is flat by historical domestic market standards, it has been steeper than alternative fixed income vehicles; thus, many foreign and domestic buyers leveraged their holdings. For the same, reasons, numerous municipal hedge funds were birthed, adding buying support to the market.

Alpine Tax Optimized Income Fund

New municipal issuance in 2006 totaled more than $383 billion, slightly less than the record $408 billion in the previous year, according to the Bond Buyer, but the second-highest annual issuance ever. Fourth quarter supply was much stronger than expected, as municipal securities took advantage of falling long-term interest rates in the second half of last year, and issuance remained strong in the first quarter of 2007.

Lastly, the most significant event that could impact the value of tax exempt securities and state and local government issuers was the announcement late last month by the U.S. Supreme Court that it will review the “Kentucky Case”, a municipal taxation case. The Kentucky courts ruled that it was unconstitutional for the State to tax the interest earned on out-of-state bonds while exempting interest on in-state bonds. If the Supreme Court upholds the Kentucky decision there will be major implications affecting all states. Individual states would need to decide to tax or exempt all municipal bonds. The market has shown no reaction to the announcement; market consensus is that the Court will not uphold the ruling. A decision is not expected for many months.

Alpine Tax Optimized Income Fund

As we just discussed, the market for all fixed-income securities was fairly calm through much of the past six months. As result, we maintained a defensive position and shortened the average maturity of the fund from 237 days to 161 days. While this is significantly shorter than what our target maturity would normally be, it has been our feeling for some time that intermediate and long-term rates are to expensive relative to the short end of the yield curve. Furthermore, we have taken the position since the beginning of the year that the Federal Reserve will be on hold throughout 2007 and therefore anticipate that the yield curve will widen as the year progresses. As of this writing, we have recently experienced a large correction in the bond market with yields in the intermediate and long end increasing significantly as inflation concerns continue to plague the market.

While we try to take advantage of all sectors of the fixed income market, we found ourselves focusing primarily on the municipal marketplace. The reason for this is that the municipal securities continue to offer higher after-tax returns and greater price stability due to large retail and institutional demand. Corporate bonds, once an attractive investment vehicle for the fund offer few opportunities as compressed spreads have made these securities very expensive in our opinion. Furthermore, we feel concerned that with all the merger and acquisition activity of late, corporate bonds could be under severe pressure as corporations issue large amounts of debt.

Our largest purchases during the past six months have been in both the taxable and tax exempt auction rate market. On the municipal side, we more than doubled our holdings in Massachusetts Port Authority Special Facility Revenue Bonds for Delta Airlines. While Delta has experienced financial trouble for several years now, it appears as if they are finalizing a major restructuring putting the airline back on more solid footing. More importantly, the bonds are insured by Ambac insurance and are therefore rated AAA (highest quality/minimal credit risk) by all three rating agencies. These bonds yield at least 50 basis points more than similarly rated securities. Another purchase included taxable housing bonds that are backed by the American Housing Federation. This purchase is a perfect example of the fund taking advantage of inefficiencies in the fixed income marketplace. While this issuer also sells the same bonds in the municipal market, there was less demand for the taxable securities and therefore came at cheaper levels after factoring in after-tax returns.

In addition to the above examples, the fund also purchased select municipal bonds and notes that mature within the next 12 months. These securities are all investment grade quality and offer the fund an attractive yield with a minimum amount of interest rate risk. Our remaining purchases included variable rate demand notes as the yield on these securities spiked at year end and tax time which provided the fund with abnormally high returns.

The only area of the long-end of the curve that we have maintained is our holdings in tobacco bonds. Of the two holdings we have, our largest position was prerefunded at the end of January. The value of the bond increased, and is now AAA-rated.

The changes made to the fund during the past six months should potentially help the fund withstand a variety of interest rate environments. While we do not plan to make any aggressive bets on the course of interest rates, we are positioned to take advantage of higher yields should the Fed decide to shift its monetary policy and increase short-term rates in 2008.

Alpine Municipal Money Market Fund

Municipal money market yields were little changed on an overall basis throughout the past six months. This was not surprising considering the Federal Reserve continued to hold short-term rates steady during our reporting period. Despite a stable Fed Funds rate, the short-term market did experience some seasonal volatility as yields spiked higher in December and April as dealers attempted to clear out their inventory at quarter-end and during tax time. Frequent and abrupt changes in expectations for Fed interest rate policy also had an impact on municipal money market rates, though to a lesser extent.

Within the portfolio, we continued to emphasize variable rate demand notes, which now comprise 99% of the portfolio at the end of the six-month period. Most of the portfolio’s variable rate notes reset their

Alpine Tax Optimized Income Fund

interest rates on a weekly basis, though some have daily and monthly resets. Although the yields on variable rate notes tend to be more volatile than their fixed-rate counterparts, we feel the securities we own also offer the most attractive yield in the municipal money market. Our focus on floating-rate notes has been the key to the fund’s outperformance during the past six months and over the long term. The fund’s weighted average maturity decreased from 20 days at the end of October to 10 days at the end of April. This is not surprising given our increased variable-rate position as it worked to our advantage as we were able to take advantage of several supply/demand imbalances throughout the period.

We believe the Fed will continue to be on hold throughout the rest of 2007 and the municipal curve will remain flat within our range. As a result we will keep our average maturity short until we have a clear picture as to what the Fed’s next move will be. As always, we will look for select opportunities to extend maturities should they become available as municipalities come to market in late June and early July with their yearly financings.

Thank you for your investment in the Alpine Income Trust.

Stephen C. Shachat
Portfolio Manager

An investment in the Alpine Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investing in these funds involves special risks, including but not limited to, investing in municipal obligations and derivative securities, mortgage-related and asset-backed investments. Please refer to the prospectus for further details. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors.

Please refer to the Schedule of Investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar invest objectives. Rankings for the periods shown include dividends and distributions reinvested and do not reflect sales charges.

The federal government guarantees interest payments from government securities, such as U.S. Treasury bills, while dividend payments carry no such guarantee. Government securities, if held to maturity, guarantee the timely payment of principal and interest.

Alpine Dynamic Balance Fund

Schedule of Portfolio Investments
April 30, 2007 (Unaudited)

Shares	Security Description	Value

Common Stocks—76.3%
Mobile Homes & Recreational Vehicles—0.8%
20,000	Thor Industries, Inc.	$796,600

Commercial Banks—0.1%
6,000	Bank of Florida Corp. (a)	111,000

Commercial Products & Services—9.0%
45,000	AMETEK, Inc.	1,632,600
33,000	Autoliv, Inc.	1,918,950
59,199	Eagle Materials, Inc.	2,640,867
32,500	McGrath Rentcorp	979,875
30,000	Ryder System, Inc.	1,579,200

		8,751,492

Conglomerates—5.6%
25,000	3M Co.	2,069,250
50,000	General Electric Co.	1,843,000
25,300	Temple-Inland, Inc.	1,498,772

		5,411,022

Construction & Engineering—1.0%
10,000	Fluor Corp.	956,200

Consumer Products & Services—4.4%
10,000	Alberto Culver Co.	242,900
25,000	Black & Decker Corp.	2,268,000
10,000	Briggs & Stratton Corp.	296,700
23,000	The Procter & Gamble Co.	1,479,130

		4,286,730

Distributors—0.2%
3,000	WESCO International, Inc. (a)	189,510

Energy Equipment & Services—0.4%
5,000	Diamond Offshore Drilling, Inc.	428,000

Finance/Banks—4.5%
18,000	Bancorp Rhode Island, Inc.	772,740
23,041	Bank of America Corp.	1,172,787
45,000	Doral Financial Corp. (a)	63,000
31,500	New York Community Bancorp, Inc.	549,990
8,000	PNC Financial Services Group, Inc.	592,800
5,500	Rurban Financial Corp.	66,578
6,165	Southside Bancshares, Inc.	137,171
10,000	Valley National Bancorp	253,700
17,500	Webster Financial Corp.	777,875

		4,386,641

Financial Services—10.4%
10,000	Ambac Financial Group, Inc.	918,000
13,000	American International Group, Inc.	908,830
1,996	Countrywide Financial Corp.	74,012
20,000	Fannie Mae	1,178,400
12,227	Fidelity National Title Group, Inc.—Class A	311,666
14,000	The Goldman Sachs Group, Inc.	3,060,540
40,000	JP Morgan Chase & Co.	2,084,000
8,000	The Student Loan Corp.	1,629,600

		10,165,048

Food & Staples Retailing—1.9%
40,000	CVS Corp.	1,449,600
10,000	Walgreen Co.	439,000

		1,888,600

Shares	Security Description	Value

Common Stocks—continued
Homebuilders—5.4%
30,000	Hovnanian Enterprises, Inc.—Class A (a)	$719,700
28,000	Lennar Corp.—Class A	1,195,880
50,000	Pulte Homes, Inc.	1,345,000
3,600	The Ryland Group, Inc.	159,480
47,400	Standard Pacific Corp.	988,290
30,000	Toll Brothers, Inc. (a)	893,400

		5,301,750

Household Durables—0.9%
8,000	Whirlpool Corp.	848,240

IT Services—1.1%
5,374	Fidelity National Information Services, Inc.	271,548
15,000	First Data Corp.	486,000
15,000	Western Union Co.	315,750

		1,073,298

Manufacturing—Diversified—1.6%
10,000	Caterpillar, Inc.	726,200
15,000	Honeywell International, Inc.	812,700

		1,538,900

Metals & Mining—3.2%
74,000	CONSOL Energy, Inc.	3,098,380

Oil, Gas & Consumable Fuels—3.1%
15,000	Chevron Corp.	1,166,850
10,000	Hess Corp.	567,500
16,000	Penn Virginia Corp.	1,280,800

		3,015,150

Pharmaceuticals—2.1%
27,000	Johnson & Johnson	1,733,940
5,000	Wyeth	277,500

		2,011,440

Real Estate Investment Trusts—10.1%
15,000	Boston Properties, Inc.	1,763,400
10,000	Developers Diversified Realty Corp.	651,000
60,000	DiamondRock Hospitality Co.	1,097,400
10,000	General Growth Properties, Inc.	638,500
55,000	Impac Mortgage Holdings, Inc.	305,250
10,000	Mack-Cali Realty Corp.	489,700
23,000	Simon Property Group, Inc.	2,651,440
80,000	Sunstone Hotel Investors, Inc.	2,281,600

		9,878,290

Retail—1.3%
15,000	J.C. Penney Company, Inc.	1,186,350
10,000	Sally Beauty Holdings, Inc.	98,200

		1,284,550

Thrifts & Mortgage Finance—0.8%
24,300	IndyMac Bancorp, Inc.	734,832

Transportation—1.2%
10,000	Union Pacific Corp.	1,142,500

Transportation Services—2.7%
25,000	FedEx Corp.	2,636,000

See notes to financial statements.

Alpine Dynamic Balance Fund

Schedule of Portfolio Investments—Continued
April 30, 2007 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
Utilities—4.5%
61,000	Allegheny Energy, Inc. (a)	$3,261,060
31,200	SJW Corp.	1,081,392

		4,342,452

	Total Common Stocks	74,276,625

Principal Amount

Bonds and Notes—22.2%
U.S. Treasury Bonds—20.1%
$ 2,000,000	6.250%, 08/15/2023	2,306,720
6,000,000	6.000%, 02/15/2026	6,814,224
10,000,000	5.250%, 11/15/2028	10,488,290

		19,609,234

U.S. Treasury Notes—2.1%
2,000,000	5.000%, 08/15/2011	2,040,314

	Total Bonds and Notes	21,649,548

Shares	Security Description	Value

Short-Term Investments—1.7%
621,019	Alpine Municipal Money Market Fund	$621,019
1,000,406	Fidelity Institutional Government Portfolio	1,000,406

	Total Short-Term Investments	1,621,425

	Total Investments (Cost $77,725,387)—100.2%	97,547,598
	Liabilities in Excess of Other Assets—(0.2)%	(180,335)

	TOTAL NET ASSETS—100.0%	$97,367,263

Percentages are stated as a percent of net assets.

(a)     Non Income Producing

See notes to financial statements.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments
April 30, 2007 (Unaudited)

Shares	Security Description	Value

Common Stocks—88.5%
Banks—2.6%
2,200,000	Intesa Sanpaolo	$18,553,747
170,000	Wachovia Corp.	9,441,800
130,000	Wells Fargo & Company	4,665,700

		32,661,247

Capital Goods—17.6%
64,600	Aircastle Ltd (a)	2,157,640
970,200	Aker Yards As	17,611,241
650,000	Atlas Copco—Series A Shares (a)	25,029,664
192,000	Caterpillar, Inc.	13,943,040
170,000	Dover Corp.	8,180,400
185,000	Fluor Corp.	17,689,700
559,000	General Electric Co.	20,604,740
100,000	Honeywell International, Inc.	5,418,000
250,000	ITT Industries, Inc.	15,952,500
406,900	NCC AB	11,538,869
700,000	Sandvik Ab (a)	13,555,869
700,000	Skanska AB	16,402,863
430,000	SKF Ab (a)	9,514,481
500,000	Smiths Group PLC	10,848,264
126,000	Textron, Inc.	12,810,420
290,000	United Technologies Corp.	19,467,700

		220,725,391

Commercial Services & Supplies—1.4%
354,880	Healthcare Services Group, Inc.	9,936,640
250,000	Intrum Justitia AB	3,432,810
141,626	McGrath Rentcorp	4,270,024

		17,639,474

Consumer Durables & Apparel—3.0%
775,111	Aga Foodservice Gp	6,021,649
593,000	JM AB	20,666,338
120,000	VF Corp.	10,537,200

		37,225,187

Consumer Services—3.5%
127,000	Carnival Corporation	6,209,030
668,750	Intercontinental Hotels Group	16,261,398
2,952,000	Rank Group PLC	11,791,354
250,000	Whitbread PLC	9,463,486

		43,725,268

Diversified Financials—9.9%
1,765,000	ABG Sundal Collier ASA	4,153,151
414,000	Bank of America Corp.	21,072,600
96,300	Citigroup, Inc.	5,163,606
241,100	Fortress Investment Group LLC	6,994,311
53,000	The Goldman Sachs Group, Inc.	11,586,330
225,000	JP Morgan Chase & Co.	11,722,500
175,000	Merrill Lynch & Co, Inc.	15,790,250
230,000	Morgan Stanley	19,322,300
46,500	MPC Muenchmeyer Petersen Capital AG	3,985,043
1,000,734	New Star Asset Management	9,210,283
1,068,281	Tullett Prebon PLC	10,798,593
57,000	UBS AG	3,699,300

		123,498,267

Energy—8.2%
528,125	Cairn Energy PLC (a)	17,911,134
226,700	Diamond Offshore Drilling, Inc.	19,405,520
27,000	ENSCO International, Inc.	1,522,260

Shares	Security Description	Value

Common Stocks—continued
Energy—continued
50,000	Frontline, Ltd.	$1,889,500
440,000	Ocean Rig Asa (a)	2,980,318
750,000	Prosafe ASA	11,685,463
513,500	Rowan Companies, Inc.	18,814,640
288,320	Ship Finance International, Ltd.	8,574,637
600,000	Statoil ASA	17,017,665
200,071	Venture Production	2,760,538

		102,561,675

Energy Equipment & Services—2.0%
150,000	GlobalSantaFe Corp.	9,589,500
190,000	Noble Corp.	15,999,900

		25,589,400

Food & Staples Retailing—0.3%
116,900	CVS Corp.	4,236,456

Food, Beverage, and Tobacco—4.4%
220,000	Archer-Daniels-Midland Co.	8,514,000
450,000	Dean Foods Co.	16,393,500
110,000	Molson Coors Brewing Co.	10,370,800
296,000	PepsiCo, Inc.	19,562,640

		54,840,940

Health Care Equipment & Services—4.3%
271,624	Arrow International, Inc.	8,648,508
246,500	Computer Programs & Systems, Inc.	7,851,025
600,000	GN Store Nord A/S	6,923,077
657,200	Health Management Associates, Inc.	7,025,468
242,750	Meridian Bioscience, Inc.	7,216,957
244,500	PolyMedica Corp.	9,887,580
131,702	West Pharmaceutical Services, Inc.	6,554,809

		54,107,424

Household & Personal Products—0.8%
54,000	Colgate-Palmolive Co.	3,657,960
1	Oriflame Cosmetics SA—SDR	53
100,000	The Procter & Gamble Co.	6,431,000

		10,089,013

Insurance—1.5%
180,852	FBD Holdings	9,859,629
3,000,000	Legal & General Group PLC	9,280,515

		19,140,144

Materials—6.5%
264,744	Altana AG	19,671,817
1,020,000	Antofagasta	10,963,246
150,000	BHP Billiton, Ltd.—ADR	7,326,000
750,000	Boliden AB	18,973,739
600,000	Norske Skogindustrier ASA	9,247,525
330,000	The Scotts Co.	14,840,100

		81,022,427

Media—6.7%
715,500	Gatehouse Media, Inc.	14,589,045
250,000	Lamar Advertising Co.	15,085,000
115,000	National Cinemedia, Inc. (a)	3,023,350
600,000	PagesJaunes SA	13,943,967
938,700	Regal Entertainment Group—Class A	20,416,725

See notes to financial statements.

Alpine Dynamic Dividend Fund

Schedule of Portfolio Investments—Continued
April 30, 2007 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
Media—continued
185,000	Time Warner, Inc.	$3,816,550
841,388	United Business Media PLC	13,704,014

		84,578,651

Pharmaceuticals & Biotechnology—4.9%
30,000	Alk-Abello A/S	5,912,088
615,600	Cambrex Corp.	14,934,456
255,000	Johnson & Johnson	16,376,100
339,000	Pharmaceutical Product Development, Inc.	12,227,730
225,000	Wyeth	12,487,500

		61,937,874

Real Estate—0.4%
25,886	Fonciere Des Regio	4,963,200

Retailing—1.8%
360,000	Foot Locker, Inc.	8,564,400
500,000	Footstar, Inc. (a)	4,385,000
375,000	Staples, Inc.	9,300,000

		22,249,400

Software & Services—1.1%
178,000	Fidelity National Information Services, Inc.	8,994,340
503,400	HiQ International AB	2,907,677
170,000	TNS, Inc.	2,063,800

		13,965,817

Technology Hardware & Equipment—0.7%
121,000	Anixter International, Inc.	8,663,600

Telecommuincations—0.4%
4,000,000	Far Eastone Teleco	4,514,415

Shares	Security Description	Value

Common Stocks—continued
Telecommunication Services—0.9%
352,300	Hutchison Telecomm ADR (a)	$10,960,053

Transportation—2.7%
301,700	Aries Maritime Transport, Ltd.	2,832,963
400,000	Cintra Concesiones De Infrae	7,199,880
482,500	Macquarie Infrastructure Co. Trust	20,544,850
1,000,000	Stagecoach Holdings PLC (a)	3,734,402

		34,312,095

Utilities—2.9%
936,119	Drax Group PLC	14,919,356
223,100	ITC Holdings Corp.	9,388,048
667,787	Kelda Group PLC	12,445,559

		36,752,963

	Total Common Stocks	1,109,960,381

Short-Term Investments—15.3%
19,286,984	Alpine Municipal Money Market Fund	19,286,984
173,296,027	Fidelity Institutional Government Portfolio	173,296,027

	Total Short-Term Investments	192,583,011

	Total Investments (Cost $1,227,227,867)—103.8%	1,302,543,392
	Liabilities in Excess of Other Assets—(3.8)%	(48,123,549)

	TOTAL NET ASSETS—100.0%	$1,254,419,843

Percentages are stated as a percent of net assets.

ADR—American Depository Receipt

(a)     Non Income Producing

SDR—Special Drawing Rights

See notes to financial statements.

Alpine Dynamic Financial Services Fund

Schedule of Portfolio Investments
April 30, 2007 (Unaudited)

Shares	Security Description	Value

Common Stocks—104.6%
Capital Markets—43.7%
1,500	Chicago Mercantile Exchange Holdings, Inc.	$775,125
19,700	Cowen Group, Inc. (a)	330,763
3,000	E*Trade Financial Corp. (a)	66,240
3,300	Evercore Partners, Inc.	95,502
4,000	Fcstone Group, Inc. (a)	180,240
22,000	Fortress Investment Group LLC	638,220
2,000	Greenhill & Co, Inc.	126,500
2,500	Intercontinentalexchange, Inc. (a)	317,500
2,600	International Securities Exchange, Inc.	173,394
5,700	Investment Technology Group, Inc. (a)	215,688
3,000	iShares Dow Jones US Broker Dealers Index Fund	164,490
8,000	Knight Capital Group, Inc. (a)	129,600
3,000	Lazard, Ltd.	162,450
1,000	Legg Mason, Inc.	99,190
9,000	Nasdaq Stock Market, Inc. (a)	293,040
1,000	Nymex Holdings, Inc. (a)	129,710
5,600	NYSE Euronext (a)	472,248
7,500	OptionsXpress Holdings, Inc.	185,100
2,573	Piper Jaffray Cos. (a)	164,183
2,000	Raymond James Financial, Inc.	61,360
48,600	Sanders Morris Harris Group, Inc.	567,162
8,500	TD Ameritrade Holding Corp. (a)	144,925
6,900	Thomas Weisel Partners Group, Inc. (a)	136,344
4,000	TradeStation Group, Inc. (a)	48,720

		5,677,694

Commercial Banks—29.2%
3,100	American Community Bancshares, Inc.	33,728
2,702	AmericanWest Bancorp	54,418
50,000	Aozora Bank Ltd.	181,194
1,000	Bancorp Rhode Island, Inc.	42,930
3,646	BancTrust Financial Group, Inc.	73,029
12,400	Bank Florida Corp Naples (a)	229,400
2,581	Boardwalk Bancorp, Inc.	43,077
2,100	Bridge Capital Holdings (a)	47,229
5,800	Capital Corp of The West	137,808
4,000	Cardinal Financial Corp.	38,280
4,572	Centennial Bank Holdings, Inc. (a)	40,051
21,194	Citizens First Corp. (a)	285,695
6,011	Coast Financial Holdings, Inc. (a)	37,869
500	Coastal Banking Co, Inc. (a)	11,050
1,000	CoBiz, Inc.	18,340
5,000	Community National Bank of the Lakeway Area (a)	61,750
1,653	Dearborn Bancorp, Inc. (a)	26,002
500	Exchange Bank	66,750
4,000	First Business Financial Services, Inc.	84,000
1,400	First Community Bancorp, Inc.	76,804
1,260	First Community Bank Corp. of America (a)	23,625
900	First Financial Bankshares, Inc.	34,830
8,000	First Security Group, Inc.	88,240

Shares	Security Description	Value

Common Stocks—continued
Commercial Banks—continued
2,150	FNB Corp.	$36,077
3,000	GB&T Bancshares, Inc.	49,620
700	Great Lakes Bancorp, Inc. (a)	9,338
1,000	International Bancshares Corp.	28,750
1,800	Intervest Bancshares Corp. (a)	45,828
930	MB Financial Corp.	31,239
523	Middleburg Financial Corp.	17,029
10,200	New Centry Bancorp, Inc. Dunn Nc (a)	139,842
6,000	Nexity Financial Corp. (a)	70,320
1,900	Old Point Financial Corp.	51,376
3,960	Pacific Mercantile Bancorp (a)	56,549
2,000	Patriot National Bancorp, Inc.	45,400
1,835	Peoples Banctrust, Inc.	40,186
851	Premier Community Bankshares, Inc.	27,445
1,400	Prosperity Bancshares, Inc.	48,566
2,935	Rurban Financial Corp.	35,528
2,388	The South Financial Group, Inc.	54,040
13,750	Southern National Bank of Virginia (a)	200,750
459	Southside Bancshares, Inc.	10,213
5,000	State Bancorp, Inc.	95,500
2,500	Sterling Bancorp	43,275
7,500	Sterling Bancshares, Inc.	85,725
6,000	Summit State Bank	74,760
4,000	SVB Financial Group (a)	204,880
300	Texas Capital Bancshares, Inc. (a)	6,093
15,000	Tidelands Bancshares, Inc. (a)	207,375
750	TowneBank	14,063
2,100	Valley Community Bancorp (a)	44,520
1,000	Valley National Bancorp	25,370
1,780	Wachovia Corp.	98,861
1,000	Wintrust Financial Corp.	42,980
5,500	WSB Financial Group, Inc. (a)	86,625
900	Yardville National Bancorp	31,059

		3,795,281

Consumer Finance—0.2%
2,000	Encore Capital Group, Inc. (a)	23,800
1,242	Franklin Credit Management Corp. (a)	6,024

		29,824

Insurance—9.9%
11,450	AmCOMP, Inc. (a)	110,493
20,000	Castlepoint Holdings Ltd (a)	305,000
10,000	Crawford & Co.	64,100
8,000	CRM Holdings, Ltd. (a)	67,200
49,600	Flagstone Reinsurance Holdings Lt (a)	664,640
3,500	Hallmark Financial Services, Inc. (a)	43,785
5,000	KMG America Corp. (a)	23,950
800	North Pointe Holdings Corp. (a)	9,656

		1,288,824

IT Services—6.5%
900	CheckFree Corp. (a)	30,294
3,000	Global Payments, Inc.	113,940

See notes to financial statements.

Alpine Dynamic Financial Services Fund

Schedule of Portfolio Investments—Continued
April 30, 2007 (Unaudited)

Shares	Security Description	Value

Common Stocks—continued
IT Services—continued
54,000	Goldleaf Financial Solutions (a)	$347,760
19,600	Online Resources Corp. (a)	216,384
4,000	Verifone Holdings, Inc. (a)	141,160

		849,538

Thrifts & Mortgage Finance—15.1%
42,500	Alliance Bancorp Inc.	391,850
1,700	Astoria Financial Corp.	45,152
6,002	Atlantic Coast Fed Corp.	118,839
1,000	Bank Mutual Corp.	11,790
3,000	Berkshire Hills Bancorp, Inc.	96,720
5,000	Central Federal Corp.	33,750
2,280	Cooperative Bankshares, Inc.	37,050
2,500	Countrywide Financial Corp.	92,700
3,000	Dime Community Bancshares	39,930
444	Fidelity Bancorp, Inc.	8,403
500	First Financial Holdings, Inc.	16,935
10,000	First Keystone Financial, Inc. (a)	199,000
1,806	First Pactrust Bancorp, Inc.	48,780
2,000	Franklin Bank Corp. (a)	31,200
1,000	Heritage Financial Corp.	22,950

Shares	Security Description	Value

Common Stocks—continued
Thrifts & Mortgage Finance—continued
2,100	IndyMac Bancorp, Inc.	$63,504
10,000	Magyar Bancorp, Inc. (a)	150,000
1,100	Pamrapo Bancorp, Inc.	23,991
1,100	Parkvale Finacial Corp.	32,857
10,000	Peoples United Financial, Inc.	199,100
897	Provident Financial Holdings, Inc.	22,030
1,500	Rainier Pac Finl Group, Inc.	32,925
10,000	United Western Bancorp, Inc.	235,100

		1,954,556

	Total Common Stocks	13,595,717

Short-Term Investments—0.0%
417	Fidelity Institutional Government Portfolio	417

	Total Short-Term Investments	417

	Total Investments (Cost $13,761,128)—104.6%	13,596,134
	Liabilities in Excess of Other Assets—(4.6)%	(595,369)

	TOTAL NET ASSETS—100.0%	$13,000,765

Percentages are stated as a percent of net assets.

(a) Non Income Producing

See notes to financial statements.

Alpine Dynamic Innovators Fund

Schedule of Portfolio Investments
April 30, 2007 (Unaudited)

Shares	Security Description	Value

Common Stocks—59.9%
Aerospace & Defense—2.6%
5,000	Hexcel Corp. (a)	$108,500
2,000	United Industrial Corp.	97,840

		206,340

Auto Components—2.6%
2,000	Johnson Controls, Inc.	204,660

Biotechnology—4.4%
1,000	Biogen IDEC, Inc. (a)	47,210
25,000	Cell Genesys, Inc. (a)	109,250
8,000	Orchid Cellmark, Inc. (a)	53,360
12,216	Sequenom, Inc. (a)	45,077
10,000	Targacept, Inc. (a)	98,600

		353,497

Capital Markets—0.7%
2,000	Fortress Investment Group Llc	58,020

Communications Equipment—5.6%
30,000	Alvarion, Ltd. (a)	246,600
6,000	Polycom, Inc. (a)	199,800

		446,400

Computers & Peripherals—7.5%
2,000	Apple, Inc. (a)	199,600
6,000	Logitech International S.A. (a)	161,460
5,000	Stratasys, Inc. (a)	237,650

		598,710

Diversified Financial Services—2.6%
400	Chicago Mercantile Exchange Holdings, Inc.	206,700

Electronic Equipment & Instruments—6.2%
8,000	Flir Systems, Inc. (a)	323,920
12,975	Mocon, Inc.	172,438

		496,358

Energy Equipment & Services—2.4%
1,500	Bolt Technology Corp. (a)	60,930
3,500	Ormat Technologies, Inc.	127,715

		188,645

Engineering Services—3.7%
6,000	Vse Corp.	295,860

Shares	Security Description	Value

Common Stocks—continued
Health Care Equipment & Supplies—10.0%
8,335	Abaxis, Inc. (a)	$190,288
2,000	American Science & Engineering, Inc. (a)	94,000
5,000	Angiodynamics, Inc. (a)	83,200
2,000	Arthrocare Corp. (a)	82,520
6,500	Foxhollow Technologies, Inc. (a)	144,885
3,000	Illumina, Inc. (a)	97,890
800	Intuitive Surgical, Inc. (a)	103,728

		796,511

Health Care Technology—0.7%
1,000	Cerner Corp. (a)	53,240

Internet Software & Services—1.0%
100	Google, Inc. (a)	47,138
1,500	The Knot, Inc. (a)	31,995

		79,133

Machinery—6.6%
3,000	Graco, Inc.	118,500
3,000	Middleby Corp. (a)	411,840

		530,340

Software—1.1%
13,000	Scientific Learning Corp. (a)	91,650

Specialty Retail—1.3%
2,000	Gamestop Corp New (a)	66,340
15,000	Rentech, Inc. (a)	36,000

		102,340

Textiles, Apparel & Luxury Goods—0.9%
1,500	Under Armour, Inc. (a)	75,750

	Total Common Stocks	4,784,154

Short-Term Investments—39.1%
3,124,200	Fidelity Institutional Government Portfolio	3,124,200

	Total Short-Term Investments	3,124,200

	Total Investments (Cost $7,506,470)—99.00%	7,908,354
	Other Assets in Excess of Liabilities—1.00%	80,185

	TOTAL NET ASSETS—100.00%	$7,988,539

Percentages are stated as a percent of net assets.

(a) Non Income Producing

See notes to financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments
April 30, 2007 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—99.9%
Alabama—2.4%
$6,300,000	Decatur Industrial Development Board Solid Waste Disposal Revenue, Amoco Chemical Co. 4.130%, 05/01/2007 (a) (b)	$6,300,000
1,325,000	Forsyth Housing Authority Multi-Family Revenue, Union Hill Apartments LP (LOC: Columbus Bank & Trust) 4.220%, 05/07/2007 (a) (b)	1,325,000
4,560,000	Mobile Industrial Development Board Industrial Revenue, Newark Group Industries Inc. (LOC: Wachovia Bank N.A.) 4.030%, 05/07/2007 (a) (b)	4,560,000
1,800,000	Mobile Industrial Development Board Revenue (LOC: Regions Bank) 4.160%, 05/01/2007 (a) (b)	1,800,000
1,000,000	Mobile Industrial Development Revenue, Hosea O Weaver & Sons (LOC: Regions Bank) 4.150%, 05/07/2007 (a) (b)	1,000,000
195,000	Montgomery Industrial Development Revenue, Dev-Kinpak, Inc. (LOC: Regions Bank) 4.200%, 05/07/2007 (a) (b)	195,000
1,120,000	Montgomery Industrial Development Revenue, Norment Industries, Inc. (LOC: LaSalle Bank N.A.) 4.150%, 05/07/2007 (a) (b)	1,120,000

		16,300,000

Alaska—0.1%
855,000	Alaska Industrial Development & Export Authority—Lot 12 (LOC: Bank of America N.A.) 4.460%, 05/07/2007 (a) (b)	855,000

Arizona—0.4%
1,000,000	Coconino County Industrial Development Authority Revenue, Scuff Steel (LOC: Wells Fargo Bank NA) 4.020%, 05/07/2007 (a) (b)	1,000,000
445,000	Maricopa County Industrial Development Authority Multifamily Revenue, San Fernando Apartments LP—Series A (CS: Fannie Mae) 4.260%, 05/07/2007 (a) (b)	445,000
1,250,000	Pinal County Industrial Authority, Rio Bravo Dairy Farm LLC (CS: Farm Credit Services) 4.060%, 05/07/2007 (a) (b)	1,250,000

		2,695,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
California—0.7%
$4,700,000	Riverside County Industrial Development Authority Revenue, TRM Manufacturing, Inc. (LOC: California Bank & Trust) 4.130%, 05/07/2007 (a) (b)	$4,700,000

Colorado—4.1%
3,000,000	Bachelor Gulch Metropolitan District (LOC: Compass Bank) 3.700, 12/01/2007 (c)	3,000,000
1,900,000	Broomfield Village Metropolitan District 2, Special Obligation Revenue (LOC: Compass Bank) 4.170%, 05/07/2007 (a) (b)	1,900,000
1,250,000	Housing & Finance Authority Economic Development Revenue, Tanco Engineering Project (LOC: Wells Fargo Bank NA) 4.120%, 05/07/2007 (a) (b)	1,250,000
2,100,000	Denver City & County Economic Development Revenue, Western Stock Show Project (LOC: U.S. Bank NA) 4.150%, 05/07/2007 (a) (b)	2,100,000
2,600,000	Housing & Finance Authority Economic Development Revenue, Cytoskeleton Inc. (LOC: Compass Bank) 4.130%, 05/07/2007 (a) (b)	2,600,000
1,850,000	Housing & Finance Authority Economic Development Revenue, Stoneage Inc.—Series A (LOC: California Bank & Trust) 4.180%, 05/07/2007 (a) (b)	1,850,000
1,475,000	Housing & Finance Authority Economic Development Revenue, Top Shop—Series A (LOC: JP Morgan Chase Bank) 4.130%, 05/07/2007 (a) (b)	1,475,000
1,575,000	Housing & Finance Authority Economic Development Revenue, Warneke Paper Box Co. (LOC: Wells Fargo Bank NA) 4.020%, 05/07/2007 (a) (b)	1,575,000
2,300,000	Housing & Finance Authority Economic Development Revenue, XYBIX Systems Inc. (LOC: JP Morgan Chase Bank) 4.080%, 05/07/2007 (a) (b)	2,300,000
1,000,000	Housing & Finance Authority Economic Revenue, Casarosa & Denver Gasket (LOC: Keybank N.A.) 4.180%, 05/07/2007 (a) (b)	1,000,000

See notes to financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2007 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Colorado—continued
$2,067,000	Jefferson County Industrial Development Revenue, EPI-Center LLC (LOC: JP Morgan Chase Bank) 4.130%, 05/07/2007 (a) (b)	$2,067,000
3,100,000	Revenue Bond Certificate Series Trust 2004-13, Centennial 4.170%, 05/07/2007 (a) (b)	3,100,000
1,900,000	State Agriculture Development Authority, Rocky Mountain Milling, LLC (LOC: COBank ACB) 4.060%, 05/07/2007 (a) (b)	1,900,000
1,000,000	Triview Colorado Metropolitan District (LOC: Compass Bank) 3.750%, 11/01/2007 (c)	1,000,000

		27,117,000

Florida—0.3%
1,950,000	Brevard County Industrial Development Revenue, Designers Choic Cabinetry (LOC: Amsouth Bank) 4.070%, 05/07/2007 (a) (b)	1,950,000

Georgia—1.0%
1,310,000	De Kalb County Housing Authority Revenue, Stone Mill Run Apartments (LOC: First Tennessee Bank) 4.070%, 05/07/2007 (a) (b)	1,310,000
1,410,000	Douglas County Development Authority Revenue, Denyse Signs Inc. (LOC: Bank of North Georgia) 4.170%, 05/07/2007 (a) (b)	1,410,000
1,520,000	Lowndes County Georgia Development Authority Revenue (LOC: First State Bank & Trust ) 4.120%, 05/07/2007 (a) (b)	1,520,000
2,300,000	Walton County Industrial Building Authority Revenue, Leggett & Platt, Inc. (LOC: Wachovia Bank N.A.) 4.160%, 05/07/2007 (a) (b)	2,300,000

		6,540,000

Idaho—0.2%
600,000	Bonner County Industrial Development Corp. (LOC: U.S. Bank NA) 4.070%, 05/07/2007 (a) (b)	600,000
1,000,000	Hailey Industrial Development Corporation Revenue, Rocky Mountain Hardware (LOC: Wells Fargo Bank NA) 4.120%, 05/07/2007 (a) (b)	1,000,000

		1,600,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Illinois—6.8%
$830,000	Carol Stream Industrial Development Revenue, MI Enterprises (LOC: JP Morgan Chase Bank) 4.170%, 05/07/2007 (a) (b)	$830,000
5,055,000	Chicago O’Hare International Airport Revenue Floaters—Series 1438 (CS: Morgan Stanley) 4.070%, 05/07/2007 (a) (b)	5,055,000
965,000	Clinton Industrial Development Revenue, McElroy Metal Mill, Inc. (LOC: Amsouth Bank) 4.100%, 05/07/2007 (a) (b)	965,000
3,080,000	Development Authority Industrial Development Revenue, Mattingly Lumber Project—Series A (LOC: First Bank) 4.130%, 05/07/2007 (a) (b)	3,080,000
755,000	Development Finance Authority Industiral Development Revenue, Church Road Partnerhship (LOC: Bank One NA) 4.200%, 05/07/2007 (a) (b)	755,000
440,000	Development Finance Authority Industiral Development Revenue, Fine Points LLC (LOC: Bank One NA) 4.200%, 05/07/2007 (a) (b)	440,000
550,000	Development Finance Authority Industrial Development Revenue, Florence Corp. (LOC: Bank One NA) 4.200%, 05/07/2007 (a) (b)	550,000
1,240,000	Development Finance Authority Industrial Development Revenue, Haskris Co. (LOC: Bank One NA) 4.200%, 05/07/2007 (a) (b)	1,240,000
2,625,000	Development Finance Authority Industrial Development Revenue, Maclean-Fogg Co. (LOC: Bank of America N.A.) 4.200%, 05/07/2007 (a) (b)	2,625,000
500,000	Development Finance Authority Industrial Development Revenue, Nu-Way Industries Inc. (LOC: LaSalle Bank N.A.) 4.090%, 05/07/2007 (a) (b)	500,000
800,000	Development Finance Authority Multi-family Revenue, Butterfield Creek (LOC: LaSalle Bank N.A.) 4.180%, 05/07/2007 (a) (b)	800,000

See notes to financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2007 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Illinois—continued
$1,700,000	Elgin Industrial Development Revenue, Bailey Development L.L.C. Project-A (LOC: LaSalle Bank N.A.) 4.060%, 05/07/2007 (a) (b)	$1,700,000
1,625,000	Finance Authority Industrial Development Revenue, E Kinast—Series A (LOC: JP Morgan Chase Bank) 4.200%, 05/07/2007 (a) (b)	1,625,000
750,000	Finance Authority Industrial Revenue, Metform Corporation (LOC: Bank of America N.A.) 4.200%, 05/07/2007 (a) (b)	750,000
1,190,000	Harvard Health Care Facility Revenue, Harvard Memorial Hospital, Inc. (LOC: M&I Bank) 4.180%, 05/07/2007 (a) (b)	1,190,000
835,000	Housing Developement Authority 3.700%, 07/01/2007	835,000
6,340,000	Lakemoor Multifamily Revenue, Jupiter Realty Corp. (CS: Bayerische Landesbank) 4.160%, 05/07/2007 (a) (b)	6,340,000
10,000,000	Morgan Keegan Municipal Products Inc. (CS: BNP Paribas) 4.020%, 05/07/2007 (a) (b)	10,000,000
4,000,000	Phoenix Realty Special Account—U LP Multifamily Revenue, Brightons Mark (LOC: Northern Trust) 4.140%, 05/07/2007 (a) (b)	4,000,000
1,800,000	Richton Park Industrial Development Revenue (LOC: National City Bank) 4.110%, 05/07/2007 (a) (b)	1,800,000

		45,080,000

Indiana—1.5%
700,000	Development Finance Authority (LOC: Regions Bank) 4.120%, 05/07/2007 (a) (b)	700,000
6,500,000	Hartford City Industrial Limited Obligation Revenue, Petoskey Plastics Inc. (LOC: Comercial Bank) 4.090%, 05/07/2007 (a) (b)	6,500,000
500,000	Health Facility Financing Authority Revenue Bonds (LOC: JP Morgan Chase Bank) 4.150%, 05/07/2007 (a) (b)	500,000
810,000	Lawrence Industrial Economic Development Revenue, Southwark Metal Manufacturing Co. (LOC: Citizens Bank) 4.180%, 05/07/2007 (a) (b)	810,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Indiana—continued
$1,500,000	Whitley County Industrial Economic Development Revenue, Micopulse Inc. (LOC: Wells Fargo Bank NA) 4.020%, 05/07/2007 (a) (b)	$1,500,000

		10,010,000

Iowa—0.9%
1,160,000	Finance Authority Development Revenue (LOC: Wells Fargo Bank NA) 4.020%, 05/07/2007 (a) (b)	1,160,000
3,250,000	Finance Authority Solid Waste Disposal Revenue, Ronnie & Randy Hunt (LOC: Farm Credit Services) 4.060%, 05/07/2007 (a) (b)	3,250,000
1,850,000	Le Mars Iowa Industrial Development Revenue (LOC: Farm Credit Services) 4.060%, 05/07/2007 (a) (b)	1,850,000

		6,260,000

Kansas—0.2%
1,110,000	State Development Finance Authority, Four Seasons Apartments Project (LOC: U.S. Bank N.A.) 4.150%, 05/07/2007 (a) (b)	1,110,000

Kentucky—0.1%
400,000	Bardstown Industrial Revenue (LOC: Bank of Michigan) 4.200%, 05/07/2007 (a) (b)	400,000
445,000	Hancock County Industrial Development Revenue, Precision Roll Grinders (LOC: Chase Manhattan Bank) 4.200%, 05/07/2007 (a) (b)	445,000

		845,000

Louisiana—1.7%
2,000,000	Ascension Parish Waste Disposal, Alliedsignal, Inc. 4.270%, 05/07/2007 (a) (b)	2,000,000
9,565,000	Morgan Keegan Municipal Products Inc., Trust Receipts—Series B (CS: Lloyds TSB Bank, PLC) 4.020%, 05/07/2007 (a) (b)	9,565,000

		11,565,000

Maryland—0.4%
2,850,000	Montgomery County—Series A 5.375%, 05/01/2007 (b)	2,907,000

Michigan—1.1%
400,000	Detroit Sewer Disposal Revenue—Series E (CS: FGIC) 3.780%, 07/12/2007 (a)	400,000

See notes to financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2007 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Michigan—continued
$2,515,000	Pinckney Community Schools (CS: FGIC) 5.500%, 05/01/2007 (b)	$2,515,000
1,000,000	Strategic Fund Limited Obligation Revenue Series A, Waterland Battle Creek Properties LLC (LOC: Fifth Third Bank) 4.230%, 05/07/2007 (a) (b)	1,000,000
1,755,000	Strategic Fund Limited Obligation Revenue, Kaja Enterprises, LLC (LOC: National City Bank Midwest) 4.110%, 05/07/2007 (a) (b)	1,755,000
1,000,000	Strategic Fund Limited Obligation Revenue, Quality Assured Plastics (LOC: State bank of Caledonia) 4.350%, 05/07/2007 (a) (b)	1,000,000
600,000	Strategic Fund Limited Obligation Revenue, Richwood Industries Inc. (LOC: Bank One Michigan) 4.200%, 05/07/2007 (a) (b)	600,000

		7,270,000

Minnesota—8.7%
1,700,000	Blooming Prairie Industrial Development Revenue, Metal Services (LOC: U.S. Bank N.A.) 4.030%, 05/07/2007 (a) (b)	1,700,000
3,470,000	Board Securitization Trust S—1 (LOC: LaSalle Bank N.A.) 4.120%, 05/07/2007 (a) (b)	3,470,000
3,545,000	Board Securitization Trust S—2 (LOC: LaSalle Bank N.A.) 4.120%, 05/07/2007 (a) (b)	3,545,000
235,000	Dakota County Community Development Agency Multi-Family Housing Revenue, Brentwood Hills Apartments Project-B (LOC: LaSalle Bank N.A.) 4.170%, 05/07/2007 (a) (b)	235,000
23,350,000	East Grand Forks Solid Waste Disposal Revenue, American Crystal Sugar Co. Project (LOC: COBank ACB) 4.060%, 05/07/2007 (a) (b)	23,350,000
8,245,000	JB Bond Securitization Trust—Class A (LOC: LaSalle Bank N.A.) 4.120%, 05/07/2007 (a) (b)	8,245,000
6,925,000	State Floaters—Series 1440—Pool Trust National (CS: MBIA) 4.170%, 05/07/2007 (a) (b)	6,925,000
950,000	Owatonna Housing Revenue, Second Century (LOC: American Bank of St. Paul) 4.120%, 05/07/2007 (a) (b)	950,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Minnesota—continued
$3,740,000	Ramsey Industrial Development Revenue, Kilkenny LLC— Series A (LOC: U.S. Bank N.A.) 4.080%, 05/07/2007 (a) (b)	$3,740,000
3,800,000	Stevens County Minnesota Solid Waste Revenue (LOC: AGCountry Farm Credit) 4.060%, 05/07/2007 (a) (b)	3,800,000
1,745,000	Waite Park Industrial Development Revenue (LOC: Bremer Bank N.A.) 3.960%, 05/07/2007 (a) (b)	1,745,000

		57,705,000

Mississippi—2.9%
3,100,000	Business Finance Corp. Solid Waste Disposal Revenue 4.120%, 05/01/2007 (a) (b)	3,100,000
9,400,000	Business Finance Corp., Mississippi Power Co. 4.130%, 05/01/2007 (a) (b)	9,400,000
6,750,000	Prentiss County Industrial Development Reveune, Heidelberg Eastern (LOC: Unibank for Savings) 4.000%, 05/30/2007 (a)	6,750,000

		19,250,000

Missouri—2.1%
3,100,000	Cabool Industrial Development Authority, Ameriduct Worldwide, Inc. (LOC: Harris Trust & Savings Bank) 4.100%, 05/07/2007 (a) (b)	3,100,000
3,230,000	Industrial Development Authority Industrial Revenue, Clemco Industries (LOC: Comercial Bank) 4.210%, 05/07/2007 (a) (b)	3,230,000
880,000	Riverside Industrial Development Authority Revenue Bonds (CS: ACA) 4.500%, 05/01/2008 (b)	885,218
3,660,000	Springfield Industrial Development Authority Revenue, DMP Properties LLC (LOC: U.S. Bank N.A.) 4.180%, 05/07/2007 (a) (b)	3,660,000
1,060,000	St Charles County Industrial Development Authority Revenue, National Cart—Series A (LOC: U.S. Bank N.A.) 4.100%, 05/07/2007 (a) (b)	1,060,000

See notes to financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2007 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Missouri—continued
$2,000,000	St. Joseph Industrial Development Authority Industrial Development Revenue, Albaugh Inc.—Series A (LOC: U.S. Bank N.A.) 4.280%, 05/07/2007 (a) (b)	$2,000,000

		13,935,218

Multistate—33.2%
11,220,000	Class B Revenue Bond Certificates—Series Trust 2004-1 (CS: AIG Retirement Services) 4.170%, 05/07/2007 (a) (b)	11,220,000
9,745,000	Class B Revenue Bond Certificates—Series Trust-1 (CS: AIG) 4.030%, 05/07/2007 (a) (b)	9,745,000
8,451,000	Clipper Tax-Exempt Certificate Trust (CS: State Street Bank & Trust) 4.070, 05/07/2007 (a) (b)	8,451,000
25,515,000	JP Morgan Chase & Co Putters—Series 1632P (CS: JP Morgan Chase Bank) 4.160%, 05/07/2007 (a) (b)	25,515,000
6,630,000	JP Morgan Chase & Co Putters—Series 1633P (CS: JP Morgan Chase Bank) 4.090%, 05/07/2007 (a) (b)	6,630,000
1,340,000	JP Morgan Chase & Co Putters—Series 1684P 4.120%, 05/07/2007 (a) (b)	1,340,000
7,050,000	JP Morgan Chase & Co Putters—Series 1751P (CS: MBIA) 4.140%, 05/07/2007 (a) (b)	7,050,000
4,380,000	Morgan Stanley & Co Inc Trust Variable Floaters—Series 1469 (CS: Morgan Stanley Municipal) 4.070%, 05/07/2007 (a) (b)	4,380,000
6,890,000	Morgan Stanley & Co Inc Trust Variable Floaters—Series 1476 (CS: FSA MBIA AMBAC) 4.120%, 05/07/2007 (a) (b)	6,890,000
3,000,000	Municipal Securities Trust Certificates Class A (CS: Brach Banking & Trust) 4.020%, 05/07/2007 (a) (b)	3,000,000
30,365,000	Puttable Floating Option Tax-exempt Receipts P-Floats (CS: Merrill Lynch Capital Services) 4.170%, 05/07/2007 (a) (b)	30,365,000
31,380,000	Puttable Floating Option Tax-Exempt Receipts P-Floats 003 (CS: Merrill Lynch Capital Services) 4.170%, 05/07/2007 (a) (b)	31,380,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Multistate—continued
$26,370,000	Puttable Floating Option Tax-Exempt Receipts, P-Floats (CS: Merrill Lynch Capital Services) 4.170%, 05/07/2007 (a) (b)	$26,370,000
22,155,000	Puttable Floating Option Tax-Exempt Receipts, P-Floats (CS: Merrill Lynch Capital Services) 4.170%, 05/07/2007 (a) (b)	22,155,000
10,685,000	Puttable Floating Option Tax-Exempt Receipts, Regular Floats Mode A PPT-38 (LOC: Lloyds TSB Bank) 4.250%, 05/07/2007 (a) (b)	10,685,000
5,000,000	Revenue Bond Certificate Series Trust 2005-1 (CS: AIG) 4.030%, 05/07/2007 (a) (b)	15,000,000
11,360,500	State Housing Finance Agency Revenue—Series 1392—Pool Trust National (CS: FHS INS) 4.120%, 05/07/2007 (a) (b)	11,360,500

		221,536,500

Nebraska—0.1%
590,000	Douglas County Industrial Development Revenue, James Skinner Co. (LOC: U.S. Bank N.A.) 4.170%, 05/07/2007 (a) (b)	590,000

Nevada—0.2%
1,500,000	Winnemucca Economic Development Revenue, Carry on Trailor Inc. (LOC: Regions Bank) 4.090%, 05/07/2007 (a) (b)	1,500,000

New Jersey—0.2%
1,265,000	Economic Development Authority, Accurate Box Co.—Series A (LOC: Sun Bank N.A.) 4.020%, 05/07/2007 (a) (b)	1,265,000

New Mexico—0.8%
1,275,000	Albuquerque Industrial Development Revenue, Karsten Co. (LOC: U.S. Bank N.A.) 4.170%, 05/07/2007 (a) (b)	1,275,000
1,300,000	Housing Authority Region III Multifamily Revenue, El Pueblo Apartments—Series A (LOC: PNC Bank N.A.) 4.170%, 05/07/2007 (a) (b)	1,300,000

See notes to financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2007 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
New Mexico—continued
$1,500,000	Housing Authority Region III Multifamily Revenue, Madeira Court Apartments—Series B (LOC: PNC Bank N.A.) 4.170%, 05/07/2007 (a) (b)	$1,500,000
1,050,000	Las Cruces Industrial Development Revenue, Parkview Metal Products (LOC: American National Bank & Trust) 4.200%, 05/07/2007 (a) (b)	1,050,000

		5,125,000

New York—0.5%
535,000	Erie County Industrial Development Agency Revenue, MMars 3rd Pg—B&G Properties—Class B (LOC: HSBC) 4.450%, 05/07/2007 (a) (b)	535,000
630,000	New York City Industrial Development Agency Civic Revenue, Peninsula Hospital Center (LOC: JP Morgan Chase Bank) 4.150%, 05/07/2007 (a) (b)	630,000
371,100	New York City Industrial Development Revenue, Abigail Press Inc. (LOC: JP Morgan Chase Bank) 4.150%, 05/07/2007 (a) (b)	371,100
115,000	Niagara County Industrial Development Agency Revenue, MMars Second Program—Series A 4.450%, 05/07/2007 (a) (b)	115,000
1,500,000	Riverhead Industrial Development Authority, Altaire Pharmaceuticals Project (LOC: Mellon Bank) 4.130%, 05/07/2007 (a) (b)	1,500,000

		3,151,100

Ohio—3.6%
720,000	Cuyahoga County Industrial Development Revenue, Edge Seal Technologies (LOC: Firstmerit Bank) 4.170%, 05/07/2007 (a) (b)	720,000
6,000,000	Dayton-Montgomery County Port Authority Airport Facility Revenue (CS: Deutsche Post AG) 4.100%, 05/07/2007 (a) (b)	6,000,000
1,220,000	Hamilton County Economic Development Revenue, Union Institute (LOC: Huntington National Bank) 4.150%, 05/07/2007 (a) (b)	1,220,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Ohio—continued
$1,890,000	Portage County Health Care Facilities Revenue, Hattie Larlham Center (LOC: National City Bank) 4.150%, 05/07/2007 (a) (b)	$1,890,000
1,385,000	Portage County Industrial Development Revenue, Allen Aircraft Products (LOC: National City Bank) 4.110%, 05/07/2007 (a) (b)	1,385,000
2,360,000	Portage County Industrial Development Revenue, NCSP LP (LOC: Huntington National Bank) 4.200%, 05/07/2007 (a) (b)	2,360,000
2,100,000	Richland County Industrial Development Revenue, Mansfield Motel Partnership (LOC: Huntington National Bank) 4.200%, 05/07/2007 (a) (b)	2,100,000
5,400,000	Summit County Port Authority, American Original Building (LOC: First Merit Bank) 4.210%, 05/07/2007 (a) (b)	5,400,000
2,590,000	Wood County Industrial Development Revenue Bonds (LOC: First Merit Bank) 4.210%, 05/07/2007 (a) (b)	2,590,000

		23,665,000

Oklahoma—0.5%
3,595,000	County Finance Authority Multi-Family Housing Revenue, Santa Fe Pointe Apartments—Series A (CS: Societe Generale) 3.750%, 12/01/2007 (c)	3,595,000

Oregon—0.1%
800,000	State Economic Development Revenue (LOC: Bank One N.A.) 4.200%, 05/07/2007 (a) (b)	800,000

Pennsylvania—0.2%
1,000,000	Erie County Industrial Development Authority Revenue, Snap-Tite Inc. (LOC: National City Bank) 4.110%, 05/07/2007 (a) (b)	1,000,000

Rhode Island—0.2%
1,300,000	Industrial Facilities Corporation Development Revenue, Greystone of Lincoln Project (LOC: Citizens Bank NA) 4.180%, 05/07/2007 (a) (b)	1,300,000

See notes to financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2007 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
South Carolina—1.8%
$9,250,000	Hampton County Industrial Development Revenue, Carolina Soya, LLC (LOC: AGSOUTH Farm Credit ACA) 4.060%, 05/07/2007 (a) (b)	$9,250,000
2,400,000	Jobs Economic Development Revenue, Dorris Properties, LLC Project (LOC: Wells Fargo Bank) 4.020%, 05/07/2007 (a) (b)	2,400,000

		11,650,000

South Dakota—0.7%
1,300,000	Brookings Industrial Development Revenue, Lormar Development Co. (LOC: U.S. Bank N.A.) 4.070%, 05/07/2007 (a) (b)	1,300,000
2,845,000	Economic Development Finance Authority (LOC: Wells Fargo) 4.020%, 05/07/2007 (a) (b)	2,845,000
690,000	Economic Development Finance Authority Economic Revenue, Vicom Ltd. (LOC: Associated Bank N.A.) 4.210%, 05/07/2007 (a) (b)	690,000

		4,835,000

Tennessee—1.7%
5,000,000	Dickson Health Education & Housing Facility Board (LOC: Trustmark National Bank) 4.330%, 05/07/2007 (a) (b)	5,000,000
700,000	Hamilton County Industrial Development Revenue, Hamilton Plastics, Inc. (LOC: First American National Bank) 4.070%, 05/07/2007 (a) (b)	700,000
1,800,000	Huntingdon Industrial Development Board Revenue, Associates Rubber Co. (LOC: Suntrust Bank) 4.310%, 05/07/2007 (a) (b)	1,800,000
1,015,000	Jackson Health Educational & Housing Facility Board Revenue (LOC: First Tennessee Bank) 4.000%, 12/01/2007 (a)	1,015,000
2,360,000	Metropolitan Government Nashville & Davidson County Industrial Development Board Revenue, Donelson Christian Academy (LOC: Amsouth Bank) 4.070%, 05/07/2007 (a) (b)	2,360,000
400,000	Rutherford County Industrial Development Board (LOC: Societe Generale) 4.150%, 05/07/2007 (a) (b)	400,000

		11,275,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Texas—11.2%
$4,730,000	Archer City Growth & Development, Pork Products II (LOC: Bank of Oklahoma N.A.) 4.060%, 05/07/2007 (a) (b)	$4,730,000
2,100,000	Brazos River Harbor Navigation District—Series A (LOC: Bank of America N.A.) 4.140%, 05/01/2007 (a) (b)	2,100,000
4,500,000	Brazos River Harbor Navigation District—Series B 4.180%, 05/07/2007 (a) (b)	4,500,000
3,000,000	Dallam County Industrial Development Corporation Industrial Development Revenue, Dalhart Jersey Ranch (LOC: Fresno-Madera Fed Land) 4.060%, 05/07/2007 (a) (b)	3,000,000
15,490,000	Gulf Coast Industrial Development Authority 4.130%, 05/01/2007 (a) (b)	15,490,000
1,800,000	Haltom City Industrial Development Corporation (LOC: Bank of America N.A.) 4.060%, 05/07/2007 (a) (b)	1,800,000
10,565,000	Houston Housing Finance Corporation (CS: Merrill Lynch Capital Services) 4.050%, 05/07/2007 (a) (b)	10,565,000
5,000,000	Port Arthur Naval District Revenue, BASF Corporation 4.210%, 05/01/2007 (a) (b)	5,000,000
4,500,000	Port Arthur Naval District Revenue, Multi Mode Reference—Series C (CS: Total FINA ELF S.A.) 4.180%, 05/07/2007 (a) (b)	4,500,000
6,500,000	Port Corpus Christi Authority Nueces County Waste Disposal, Flint Hills Resources—Series A 4.080%, 05/07/2007 (a) (b)	6,500,000
1,500,000	Port Corpus Christi Authority Nueces County Waste Disposal, Flint Hills Resources LP (CS: Flint Hills Resources) 4.260%, 05/07/2007 (a) (b)	1,500,000
3,000,000	Port Corpus Christi Authority Nueces County Waste Disposal, Flint Hills Resources LP (CS: Flint Hills Resources) 4.260%, 05/07/2007 (a) (b)	3,000,000
5,000,000	Port Corpus Christi Authority Nueces County Waste Disposal, Flint Hills Resources LP (CS: Flint Hills Resources) 4.260%, 05/07/2007 (a) (b)	5,000,000
5,000,000	Revenue Bond Certificate Series Trust 2006-2, Meridian Apartments (CS: AIG) 4.030%, 05/07/2007 (a) (b)	5,000,000

See notes to financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments—Continued
April 30, 2007 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Texas—continued
$2,000,000	Revenue Bond Certificate Series Trust 2006-4, Wildwood Branch (CS: AIG) 4.030%, 05/07/2007 (a) (b)	$2,000,000
235,000	Saginaw Industrial Development Authority, Glad Investing Project (LOC: Bank One Texas N.A.) 4.350%, 05/07/2007 (a) (b)	235,000

		74,920,000

Utah—0.4%
2,500,000	Housing Corporation Multifamily Revenue, Todd Hollow Apartments— A (CS: AIG Retirement Services) 4.170%, 05/07/2007 (a) (b)	2,500,000

Virginia—0.3%
1,000,000	Brunswick County Industrial Development Authority (LOC: Credit Suisse First Boston) 4.200%, 05/07/2007 (a) (b)	1,000,000
1,250,000	Surry County Industrial Development Authority Revenue, Windsor Mill (LOC: Wells Fargo Bank N.A.) 4.020%, 05/07/2007 (a) (b)	1,250,000

		2,250,000

Washington—6.1%
1,110,000	Economic Development Finance Authority Revenue, Belina Interiors Inc.—Series F (LOC: Keybank N.A.) 4.130%, 05/07/2007 (a) (b)	1,110,000
2,195,000	Economic Development Finance Authority Revenue, Green Garden Foods Project—A (LOC: Wells Fargo Bank N.A.) 4.020%, 05/07/2007 (a) (b)	2,195,000
1,700,000	Economic Development Finance Authority Revenue, Hillstrom Ventures LLC (LOC: U.S. Bank N.A.) 4.060%, 05/07/2007 (a) (b)	1,700,000
2,745,000	Economic Development Finance Authority Revenue, Wesmar Co. Inc., Project—Series F (LOC: U.S. Bank N.A.) 4.130%, 05/07/2007 (a) (b)	2,745,000
1,855,000	Economic Development Financel Authority Revenue, B&H Dental Laboratory Project—Series B (LOC: U.S. Bank N.A.) 4.060%, 05/07/2007 (a) (b)	1,855,000
775,000	Pierce County Economic Development Corp. (LOC: U.S. Bank N.A.) 4.070%, 05/07/2007 (a) (b)	775,000
10,100,000	Port Bellingham Industrial Development Corp. Environmental Facilities 4.130%, 05/01/2007 (a) (b)	10,100,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Washington—continued
$8,910,000	Renton Housing Authority Multifamily Housing Revenue (CS: Citigroup) 4.050%, 05/07/2007 (a) (b)	$8,910,000
3,600,000	State Economic Development Finance Revenue Bonds (LOC: Keybank N.A.) 4.090%, 05/07/2007 (a) (b)	3,600,000
7,970,000	State Housing Finance Community Multifamily Housing Revenue (CS: Citigroup) 4.050%, 05/07/2007 (a) (b)	7,970,000

		40,960,000

Wisconsin—2.5%
500,000	Elkhorn Industrial Development Revenue (LOC: Bank One N.A.) 4.200%, 05/07/2007 (a) (b)	500,000
500,000	Farmington Industrial Development Revenue, Swiss Valley Farms Co. (LOC: Wells Fargo Bank N.A.) 4.020%, 05/07/2007 (a) (b)	500,000
3,015,000	Fox Lake Redevelopment Authority Revenue, Karavan Trailers Inc. (LOC: Associated Bank N.A.) 4.210%, 05/07/2007 (a) (b)	3,015,000
1,180,000	Franklin Industrial Development Revenue, Howard Henz Co., Inc. (LOC: Associated Bank N.A.) 4.240%, 05/07/2007 (a) (b)	1,180,000
1,625,000	Franklin Industrial Development Revenue, Smyczek/ECS Project (LOC: Wells Fargo Bank N.A.) 4.200%, 05/07/2007 (a) (b)	1,625,000
4,110,000	Hull Industrial Development Revenue, Welcome Dairy, Inc. (LOC: Associated Bank N.A.) 4.180%, 05/07/2007 (a) (b)	4,110,000
1,845,000	Reedsburg Industrial Development Revenue, Cellox LLC (LOC: Associated Bank N.A.) 4.240%, 05/07/2007 (a) (b)	1,845,000
1,625,000	Rhinelander Industrial Development Revenue, Superior Diesel/SDI Properites (LOC: Associated Bank N.A.) 4.240%, 05/07/2007 (a) (b)	1,625,000
1,300,000	Sheboygan Industrial Development Revenue, Polyfab & Gill-Janssen (LOC: Associated Bank N.A.) 4.210%, 05/07/2007 (a) (b)	1,300,000
200,000	Sturgeon Bay Industrial Development Revenue, Midwest Wire Realty (LOC: Associated Bank N.A.) 4.270%, 05/07/2007 (a) (b)	200,000

See notes to financial statements.

Alpine Municipal Money Market Fund

Schedule of Portfolio Investments
April 30, 2007 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Wisconsin—continued
$850,000	Wood River Industrial Development Revenue, Burnett Dairy (LOC: U.S. Bank N.A.) 4.120%, 05/07/2007 (a) (b)	$850,000

		16,750,000

	Total Municipal Bonds	666,361,818

Principal Amount	Security Description	Value

Cash—0.0%
$30,411	SEI Tax Exempt Trust—Institutional Tax Free Portfolio—A	$30,411

	Total Cash	30,411

	Total Investments (Cost $666,392,229)—99.9%	666,392,229
	Other Assets in Excess of Liabilities—0.1%	698,610

	TOTAL NET ASSETS—100.0%	$667,090,839

Percentages are stated as a percent of net assets.

(a)	Variable Rate Security—The rate reported is the rate in effect as of April 30, 2007. The date shown is the next reset date.

(b)	Maturity date represents first available put date.

(c)	Put Bond

CS—Credit Support

LOC—Letter of Credit

See notes to financial statements.

Alpine Tax Optimized Income Fund

Schedule of Portfolio Investments
April 30, 2007 (Unaudited)

Principal Amount	Security Description	Value

Corporate Bonds—2.0%
$1,000,000	AOL Time Warner, Inc. 6.150%, 05/01/2007	$1,000,000

	Total Corporate Bonds	1,000,000

Municipal Bonds—95.4%
Alabama—4.6%
2,350,000	Mcintosh Industrial Development Board Environmental Revenue, CIBC Specialty 4.430%, 05/01/2007 (a)(b)	2,350,000

Guam—1.0%
500,000	Education Funding Foundation Certificates Partnership 5.000%, 10/01/2007	502,335

Illinois—2.9%
500,000	Financial Authority Solid Waste Revenue 4.250%, 05/07/2007 (a)(b)	500,000
1,000,000	Student Assistance Commission Education Revenue 5.450%, 05/30/2007 (a)(b)(e)	1,000,000

		1,500,000

Indiana—3.9%
2,000,000	Vigo County Industrial Development Revenue Republic Services, Inc. 4.310%, 05/07/2007 (a)(b)	2,000,000

Kentucky—1.0%
515,000	Shelby County Industrial Building Revenue, Roll Forming Corp. (LOC: Bayerische) 4.350%, 05/07/2007 (a)(b)	515,000

Louisiana—5.8%
750,000	Caddo-Bossier Parishes Port Commission, Shreveport Fabrications (LOC: Hibernia National Bank) 4.960%, 05/07/2007 (a)(b)	750,000
2,200,000	Jefferson Parish LA Industrial Development Board 4.200%, 05/01/2007 (a)(b)	2,200,000

		2,950,000

Massachusetts—15.2%
935,000	State Industrial Finance Agency Revenue, Asahi/America, Inc. (LOC: Citizens Bank of Massachusetts) 3.125%, 03/01/2009 (d)	920,358
3,000,000	State Port Authority Revenue Bonds, Delta Air Lines Series—C (CS: AMBAC) 4.190%, 05/30/2007 (a)(b)(e)	3,000,000
3,800,000	State Port Authority Revenue Bonds, Delta Air Lines Series—B (CS: AMBAC) 4.085%, 05/30/2007 (a)(b)(e)	3,800,000

		7,720,358

Principal Amount	Security Description	Value

Municipal Bonds—continued
Minnesota—2.7%
$1,360,000	St. Cloud Housing & Redevelopment Authority Industrial Development Revenue, CMMB LLP (LOC: Bremer Bank) 4.520%, 05/07/2007 (a)(b)	$1,360,000

Multistate—15.9%
1,040,000	J P Morgan Chase & Co I-putter Putters-s (CS: JP Morgan Chase Bank) 4.140%, 05/07/2007 (a)(b)	1,040,000
1,980,000	J P Morgan Chase & Co Putters—Series 1632P (CS: JP Morgan Chase Bank) 4.160%, 05/07/2007 (a)(b)	1,980,000
5,100,000	Theop LLC (Acquired 1/31/2007, Cost $4,400,000) 6.100%, 05/30/2007 (a)(b)(e)(f)	5,100,000

		8,120,000

New Jersey—16.8%
	Bayonne General Obligation Notes
1,000,000	5.000%, 09/19/2007	1,002,460
1,292,000	4.750%, 10/26/2007	1,295,334
2,500,000	Camden County Import Authority Revenue (LOC: Chase Manhattan Bank) 5.330%, 05/01/2007 (a)(b)	2,500,000
1,000,000	Economic Development Authority Revenue Floats Series—980 (CS: Morgan Stanley) 4.320%, 05/07/2007 (a)(b)	1,000,000
1,165,000	Tobacco Settlement Finance Corp. 5.750%, 06/01/2012	1,244,185

1,500,000	Wanaque Valley Regional Sewage Authority 4.750%, 09/28/2007	1,500,930

		8,542,909

New York—1.0%
500,000	Westchester Tobacco Asset Securitization Corporation 5.000%, 06/01/2015	511,995

North Carolina—2.0%
	Medical Care Commission Health Care Facilities Revenue, Salemtowne
335,000	4.200%, 10/01/2007	334,896
675,000	4.250%, 10/01/2008	674,426

		1,009,322

Ohio—1.5%
680,000	Portage County Industrial Development Revenue (LOC: Huntington National Bank) 4.350%, 05/07/2007 (a)(b)	680,000

See notes to financial statements.

Alpine Tax Optimized Income Fund

Schedule of Portfolio Investments—Continued
April 30, 2007 (Unaudited)

Principal Amount	Security Description	Value

Municipal Bonds—continued
Ohio—continued
$110,000	Summit County Industrial Development Revenue, LKL Properties, Inc. (LOC: First Merit Bank N.A.) 4.500%, 05/07/2007 (a)(b)	$110,000

		790,000

Oklahoma—2.0%
1,000,000	Cherokee Nation Of Oklahoma National Healthcare System (CS: ACA) (Acquired 12/18/2006, Cost $1,000,000) 4.100%, 12/01/2011 (f)	996,670

Puerto Rico—4.5%
	Puerto Rico GDB
1,000,000	4.150%, 06/18/2007 (c)	1,000,000
1,300,000	4.100%, 07/18/2007 (c)	1,300,000

		2,300,000

Pennsylvania—5.4%
1,055,000	Erie County Industrial Development Authority Revenue Bonds (LOC: First National Bank of Pennsylvania) 4.730%, 05/07/2007 (a)(b)	1,055,000
1,700,000	Penn State Higher Education Assistance Agency Student Loan Revenue, Class-B (CS: GTD Student Loans) 5.450%, 05/30/2007 (a)(b)(e)	1,700,000

		2,755,000

Texas—9.2%
100,000	Dallas Industrial Development Corp, CR/PL Inc. (LOC: LASalle Bank N.A.) 4.125%, 05/07/2007 (a)(b)	100,000

Principal Amount	Security Description	Value

Municipal Bonds—continued
Texas—continued
$2,000,000	Gulf Coast Industrail Development Authority Revenue Bonds (CS: Cinergy Corporation) 4.460%, 05/07/2007 (a)(b)	$2,000,000
1,960,000	Revenue Bond Certificates Series Trust, Heather Lane—Taxable (CS: AIG) 5.570%, 05/07/2007 (a)(b)	1,960,000
600,000	West Side Calhoun County Navigation District Revenue Bonds 4.130%, 05/01/2007 (a)(b)	600,000

		4,660,000

	Total Municipal Bonds	48,583,589

Special Purpose Entity—2.9%
15	Radian Money Market— Preferred 6.200% (a)(e)	1,503,100

	Total Special Purpose Entity	1,503,100

Short-Term Investments—0.2%
75,225	Federated Government Obligations Fund	75,225

	Total Short-Term Investments	75,225

	Total Investments (Cost $51,045,780)—100.5%	51,161,914
	Liabilities in Excess of Other Assets—(0.5)%	(61,819)

	TOTAL NET ASSETS—100.0%	$51,100,095

Percentages are stated as a percent of net assets.

(a)	Variable Rate Security—The rate reported is the rate in effect as of April 30, 2007. The date shown is the next reset date.

(b)	Maturity date represents first put date.

(c)	Commercial Paper

(d)	Put Bond

(e)	Auction Rate Note

(f)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

CS—Credit Support

LOC—Letter of Credit

See notes to financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
April 30, 2007 (Unaudited)

	Dynamic Balance Fund	Dynamic Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund

ASSETS:
Investments, at value (1)	$97,547,598	$1,302,543,392	$13,596,134	$7,908,354
Dividends receivable	34,600	7,430,446	4,831	495
Interest receivable	371,055	471,819	156	14,409
Receivable for capital shares issued	655	9,208,702	29,668	13,749
Receivable for investment securities sold	—	3,904,673	343,700	165,972
Prepaid expenses and other assets	13,411	53,395	10,582	11,069

Total assets	97,967,319	1,323,612,427	13,985,071	8,114,048

LIABILITIES:
Payable for investment securities purchased	367,300	65,689,599	798,195	100,912
Payable for capital shares redeemed	106,098	2,091,817	47,157	—
Accrued expenses and other liabilities:
Investment advisory fees	79,807	976,201	7,683	10,677
Line of credit	—	—	109,000	—
Other	46,851	434,967	22,271	13,920

Total liabilities	600,056	69,192,584	984,306	125,509

Net Assets	$97,367,263	$1,254,419,843	$13,000,765	$7,988,539

Net assets represented by:
Capital Stock	$75,290,248	$1,176,243,595	$12,298,595	$7,287,233
Accumulated undistributed net investment income (loss)	(75,072)	21,956,951	(12,027)	29,165
Accumulated net realized gains (losses) on investments sold and foreign currency related transactions	2,329,876	(19,126,801)	879,199	270,257
Net unrealized appreciation (depreciation) on:
Investments	19,822,211	75,315,525	(164,994)	401,884
Foreign currency translation	—	30,573	(8)	—

Net Assets	$97,367,263	$1,254,419,843	$13,000,765	$7,988,539

Net asset value
Net assets	$97,367,263	$1,254,419,843	$13,000,765	$7,988,539
Shares of beneficial interest issued and outstanding	7,015,691	92,252,077	1,043,764	711,885
Net asset value, offering price and redemption price per share	$13.88	$13.60	$12.46	$11.22

(1) Cost of Investments	$77,725,387	$1,227,227,867	$13,761,128	$7,506,470

See notes to financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
April 30, 2007 (Unaudited)

	Municipal Money Market Fund	Tax Optimized Income Fund

ASSETS:
Investments, at value (1)	$666,392,229	$51,161,914
Cash	4,490	—
Interest receivable	3,182,209	348,150
Receivable for capital shares issued	3,009,771	275,792
Receivable for investment securities sold	3,385,000	—
Prepaid expenses and other assets	29,623	23,059

Total assets	676,003,322	51,808,915

LIABILITIES:
Payable for investment securities purchased	885,218	500,000
Payable to custodian	—	1,402
Payable for capital shares redeemed	6,000,677	5,657
Accrued expenses and other liabilities:
Investment advisory fees	124,196	17,672
Distribution fees	1,445	345
Distribution to shareholders	1,831,075	168,616
Other	69,872	15,128

Total liabilities	8,912,483	708,820

Net Assets	$667,090,839	$51,100,095

Net assets represented by:
Capital Stock	$667,090,839	$51,034,127
Accumulated undistributed net investment income	—	5,460
Accumulated net realized losses from investments sold	—	(55,626)
Net unrealized appreciation on investments	—	116,134

Net Assets	$667,090,839	$51,100,095

Net asset value
Adviser Class Shares
Net assets	$913,376	$782,458
Shares of beneficial interest issued and outstanding	913,307	77,440
Net asset value, offering price and redemption price per share	$1.00	$10.10

Investor Class Shares
Net assets	$666,177,463	$50,317,637
Shares of beneficial interest issued and outstanding	666,177,420	5,007,870
Net asset value, offering price and redemption price per share	$1.00	$10.05

(1) Cost of Investments	$666,392,229	$51,045,780

See notes to financial statements.

Alpine Mutual Funds

Statements of Operations
For the six months ended April 30, 2007 (Unaudited)

	Dynamic Balance Fund	Dynamic Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund

INVESTMENT INCOME:
Interest income	$582,098	$1,397,784	$12,308	$90,480
Dividend income*	943,705	87,941,951	58,190	2,717

Total investment income	1,525,803	89,339,735	70,498	93,197

EXPENSES:
Investment advisory fees	485,333	4,527,368	57,044	30,762
Administration fees	17,859	185,649	2,296	942
Fund accounting fees	9,548	85,007	1,269	463
Audit and tax fees	9,596	13,378	11,316	6,416
Custodian fees	4,028	42,524	570	183
Interest expense	—	—	6,612	—
Legal fees	499	4,746	824	273
Registration and filing fees	9,315	63,977	13,471	10,359
Printing fees	7,976	172,144	4,367	738
Transfer agent fees	18,194	185,677	2,428	848
Trustee fees	589	4,089	439	279
Other fees	1,914	7,942	1,886	1,068

Total expenses before expense waiver by Adviser	564,851	5,292,501	102,522	52,331
Less: Expense waiver by Adviser	—	—	(25,513)	(10,802)

Net expenses	564,851	5,292,501	77,009	41,529

Net investment income (loss)	960,952	84,047,234	(6,511)	51,668

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	2,330,037	3,486,179	884,176	270,257
Foreign currency translation	—	(2,224,123)	(1,982)	—

Net realized gain	2,330,037	1,262,056	882,194	270,257

Change in unrealized appreciation (depreciation) on:
Investments	2,228,481	58,607,581	(223,209)	337,614
Foreign currency translation	—	(8,603)	(8)	—

Net change in unrealized appreciation (depreciation)	2,228,481	58,598,978	(223,217)	337,614

Net realized and unrealized gain on investments	4,558,518	59,861,034	658,977	607,871

Change in net assets resulting from operations	$5,519,470	$143,908,268	$652,466	$659,539

* Net of foreign taxes withheld	$—	$2,729,336	$53	$—

See notes to financial statements.

Alpine Mutual Funds

Statements of Operations
For the six months ended April 30, 2007 (Unaudited)

	Municipal Money Market Fund	Tax Optimized Income Fund

INVESTMENT INCOME:
Interest income	$9,828,933	$1,072,781

Total investment income	9,828,933	1,072,781

EXPENSES:
Investment advisory fees	1,151,558	178,525
Administration fees	23,540	2,280
Distribution fees—Adviser Class	1,819	533
Fund accounting fees	23,740	2,230
Audit and tax fees	8,224	7,574
Custodian fees	25,940	2,255
Legal fees	1,354	262
Registration and filing fees	38,617	16,431
Printing fees	10,894	1,578
Transfer agent fees	23,865	2,205
Trustee fees	1,085	735
Other fees	3,917	1,752

Total expenses before expense waiver by Adviser	1,314,553	216,360
Less: Expense waiver by Adviser	(619,072)	(73,010)

Net expenses	695,481	143,350

Net investment income	9,133,452	929,431

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments	—	(265)
Change in unrealized appreciation (depreciation) on investments	—	(1,594)

Net realized and unrealized loss on investments	—	(1,859)

Change in net assets resulting from operations	$9,133,452	$927,572

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Dynamic Balance Fund

	Six Months Ended April 30, 2007	Year Ended October 31, 2006

	(Unaudited)
OPERATIONS:
Net investment income	$960,952	$1,588,754
Net realized gain on investments	2,330,037	3,250,394
Change in unrealized appreciation (depreciation) on investments	2,228,481	6,225,228

Change in net assets resulting from operations	5,519,470	11,064,376

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,009,312)	(1,535,036)
From net realized gain on investment	(3,303,924)	(1,667,049)

Change in net assets resulting from distributions to shareholders	(4,313,236)	(3,202,085)

CAPTIAL SHARE TRANSACTIONS:
Proceeds from shares sold	978,375	4,892,372
Dividends reinvested	3,961,382	2,949,759
Redemption fees	272	828
Cost of shares redeemed	(6,941,220)	(15,013,692)

Change in net assets resulting from capital share transactions	(2,001,191)	(7,170,733)

Total change in net assets	(794,957)	691,558

NET ASSETS:
Beginning of period	98,162,220	97,470,662

End of period*	$97,367,263	$98,162,220

* Including undistributed net investment loss of:	$(75,072)	$(26,712)

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Dynamic Dividend Fund

	Six Months Ended April 30, 2007	Year Ended October 31, 2006

	(Unaudited)
OPERATIONS:
Net investment income	$84,047,234	$62,089,634
Net realized gain (loss) on:
Investments	3,486,179	(15,123,135)
Foreign currency translation	(2,224,123)	(2,349,707)
Change in unrealized appreciation (depreciation) on:
Investments	58,607,581	27,430,694
Foreign currency translation	(8,603)	46,202

Change in net assets resulting from operations	143,908,268	72,093,688

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(67,843,754)	(57,422,280)

Change in net assets resulting from distributions to shareholders	(67,843,754)	(57,422,280)

CAPTIAL SHARE TRANSACTIONS:
Proceeds from shares sold	582,814,946	375,145,264
Dividends reinvested	52,358,009	44,232,625
Redemption fees	95,930	87,691
Cost of shares redeemed	(90,177,056)	(112,214,380)

Change in net assets resulting from capital share transactions	545,091,829	307,251,200

Total change in net assets	621,156,343	321,922,608

NET ASSETS:
Beginning of period	633,263,500	311,340,892

End of period*	$1,254,419,843	$633,263,500

* Including undistributed net investment income of:	$21,956,951	$5,753,471

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Dynamic Financial Services Fund

	Six Months Ended April 30, 2007	Period Ended October 31, 2006(1)

	(Unaudited)
OPERATIONS:
Net investment income (loss)	$(6,511)	$5,354
Net realized gain (loss) on:
Investments	884,176	527,695
Foreign currency translation	(1,982)	—
Change in unrealized appreciation (depreciation) on:
Investments	(223,209)	58,215
Foreign currency translation	(8)	—

Change in net assets resulting from operations	652,466	591,264

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(10,030)	(840)
From net realized gain on investments	(530,690)	—

Change in net assets resulting from distributions to shareholders	(540,720)	(840)

CAPTIAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,329,394	7,434,176
Dividends reinvested	434,665	840
Redemption fees	3,308	1,701
Cost of shares redeemed	(3,422,344)	(483,145)

Change in net assets resulting from capital share transactions	5,345,023	6,953,572

Total change in net assets	5,456,769	7,543,996

NET ASSETS:
Beginning of period	7,543,996	—

End of period*	$13,000,765	$7,543,996

* Including undistributed net investment income (loss) of:	$(12,027)	$4,514

(1)	Commenced operations on November 1, 2005

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Dynamic Innovators Fund

	Six Months Ended April 30, 2007	Period Ended October 31, 2006(1)

	(Unaudited)
OPERATIONS:
Net investment income	$51,668	$46,291
Net realized gain on investments	270,257	41,166
Change in unrealized appreciation (depreciation) on investments	337,614	64,270

Change in net assets resulting from operations	659,539	151,727

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(68,794)	—
From net realized gain on investments	(41,166)	—

Change in net assets resulting from distributions to shareholders	(109,960)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,277,138	4,924,505
Dividends reinvested	108,857	—
Redemption fees	102	—
Cost of shares redeemed	(20,566)	(2,803)

Change in net assets resulting from capital share transactions	2,365,531	4,921,702

Total change in net assets	2,915,110	5,073,429

NET ASSETS:
Beginning of period	5,073,429	—

End of period*	$7,988,539	$5,073,429

* Including accumulated undistributed net investment income of:	$29,165	$46,291

(1)	Commenced operations on July 11, 2006

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Municipal Money Market Fund

	Six Months Ended April 30, 2007	Year Ended October 31, 2006

	(Unaudited)
OPERATIONS:
Net investment income	$9,133,452	$8,403,753
Net realized gain on investments	—	412

Change in net assets resulting from operations	9,133,452	8,404,165

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Adviser Class Shareholders:
From net investment income	(23,960)	(40,599)
Distributions to Investor Class Shareholders:
From net investment income	(9,109,492)	(8,363,154)

Change in net assets resulting from distributions to shareholders	(9,133,452)	(8,403,753)

CAPTIAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,373,680,179	715,101,834
Dividends reinvested	7,386,202	6,780,063
Cost of shares redeemed	(1,082,419,676)	(558,743,456)

Change in net assets resulting from capital share transactions	298,646,705	163,138,441

Total change in net assets	298,646,705	163,138,853

NET ASSETS:
Beginning of period	368,444,134	205,305,281

End of period	$667,090,839	$368,444,134

See notes to financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	Tax Optimized Income Fund

	Six Months Ended April 30, 2007	Year Ended October 31, 2006

	(Unaudited)
OPERATIONS:
Net investment income	$929,431	$1,625,172
Net realized loss on investments	(265)	(55,360)
Change in unrealized appreciation (depreciation) on investments	(1,594)	126,839

Change in net assets resulting from operations	927,572	1,696,651

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Adviser Class Shareholders:
From net investment income	(9,012)	(5,000)
From net realized gain on investments	—	(1)
Distributions to Investor Class Shareholders:
From net investment income	(919,172)	(1,621,428)
From net realized gain on investments	—	(11,074)

Change in net assets resulting from distributions to shareholders	(928,184)	(1,637,503)

CAPTIAL SHARE TRANSACTIONS:
Proceeds from shares sold	7,626,208	3,002,248
Dividends reinvested	909,547	1,613,847
Redemption fees	64	50
Cost of shares redeemed	(3,104,001)	(4,810,285)

Change in net assets resulting from capital share transactions	5,431,818	(194,140)

Total change in net assets	5,431,206	(134,992)

NET ASSETS:
Beginning of period	45,668,889	45,803,881

End of period*	$51,100,095	$45,668,889

* Including undistributed net investment income of:	$5,460	$4,213

See notes to financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	Dynamic Balance Fund

	Six Months Ended April 30, 2007		Year Ended October 31,

			2006	2005	2004	2003	2002

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$13.72		$12.67	$12.44	$11.08	$9.17	$10.10

Income from investment operations:
Net investment income	0.13		0.21	0.19	0.19	0.22	0.24
Net realized and unrealized gains (losses) on investments	0.64		1.26	0.85	1.37	1.91	(0.91)

Total from investment operations	0.77		1.47	1.04	1.56	2.13	(0.67)

Less Distributions:
From net investment income	(0.14)		(0.20)	(0.19)	(0.20)	(0.22)	(0.25)
From net realized gains on investments	(0.47)		(0.22)	(0.62)	—	—	(0.01)

Total distributions	(0.61)		(0.42)	(0.81)	(0.20)	(0.22)	(0.26)

Net asset value per share, end of period	$13.88		$13.72	$12.67	$12.44	$11.08	$9.17

Total return	5.82	%(a)	11.79%	8.46%	14.19%	23.50%	(6.82%)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$97,367		$98,162	$97,471	$70,705	$53,756	$43,027
Ratio of expenses to average net assets:
Before waivers, reimbursements, and recoveries	1.16	%(b)	1.19%	1.21%	1.27%	1.51%	1.50%
After waivers, reimbursements, and recoveries	1.16	%(b)	1.19%	1.31%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets	1.98	%(b)	1.60%	1.60%	1.78%	2.26%	2.45%
Portfolio turnover	14%		22%	36%	56%	39%	42%

(a)     Not Annualized.

(b)     Annualized.

See notes to financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	Dynamic Dividend Fund

	Six Months Ended April 30, 2007		Year Ended October 31,			Period Ended October 31,

			2006	2005	2004	2003 (a)

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$12.52		$11.98	$12.34	$10.69	$10.00

Income from investment operations:
Net investment income	1.10		1.61	1.57	1.09 (b)	0.06
Net realized and unrealized gains (losses) on investments	0.96		0.51	(0.14)	1.51	0.63

Total from investment operations	2.06		2.12	1.43	2.60	0.69

Less Distributions:
From net investment income	(0.98)		(1.58)	(1.51)	(0.95)	—
From net realized gains on investments	—		—	—	(0.28)	—

Total distributions	(0.98)		(1.58)	(1.79)	(0.95)	—

Net asset value per share, end of period	$13.60		$12.52	$11.98	$12.34	$10.69

Total return	17.03	%(c)	18.68%	11.85%	24.90%	6.90	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,254,420		$633,264	$311,335	$43,530	$13,527
Ratio of expenses to average net assets:
Before waivers, reimbursements, and recoveries	1.17	%(d)	1.18%	1.20%	1.56%	3.11	%(d)
After waivers, reimbursements, and recoveries	1.17	%(d)	1.18%	1.23%	1.35%	1.35	%(d)
Ratio of net investment income to average net assets	18.56	%(d)	14.04%	14.22%	9.08%	5.69	%(d)
Portfolio turnover	86%		192%	216%	194%	9%

(a)	For the period from September 22, 2003 (inception of fund) to October 31, 2003.

(b)	Net investment income is calculated using average shares outstanding during the period.

(c)	Not Annualized.

(d)	Annualized.

See notes to financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	Dynamic Financial Services Fund

	Six Months Ended April 30, 2007		Period Ended October 31, 2006 (a)

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$12.13		$10.00

Income from investment operations:
Net investment income	(0.01)		0.02
Net realized and unrealized gains on investments	1.10		2.12

Total from investment operations	1.09		2.14

Less Distributions:
From net investment income	(0.01)		(0.01)
From net realized gain on investments	(0.75)		—

Total distributions	(0.76)		(0.01)

Net asset value per share, end of period	$12.46		$12.13

Total return	9.04	%(b)	21.47%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$13,001		$7,544
Ratio of expenses to average net assets:
Before waivers, reimbursements, and recoveries	1.80	%(c)	2.53%
After waivers, reimbursements, and recoveries	1.35	%(c)	1.35%
Ratio of net investment income to average net assets	(0.11	%)(c)	0.15%
Portfolio turnover	185%		106%

(a)     For the period from November 1, 2005 (inception of fund) to October 31, 2006.

(b)     Not Annualized.

(c)     Annualized.

See notes to financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	Dynamic Innovators Fund

	Six Months Ended April 30, 2007		Period Ended October 31, 2006 (a)

	(Unaudited)
Per Share Data:
Net asset value per share, beginning of period	$10.31		$10.00

Income from investment operations:
Net investment income	0.08		0.09
Net realized and unrealized gains on investments	1.05		0.22

Total from investment operations	1.13		0.31

Less Distributions:
From net investment income	(0.14)		—
From net realized gains on investments	(0.08)		—

Total distributions	(0.22)		—

Net asset value per share, end of period	$11.22		$10.31

Total return	11.14	%(b)	3.10	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$7,989		$5,073
Ratio of expenses to average net assets:
Before waivers, reimbursements, and recoveries	1.70	%(c)	4.25	%(c)
After waivers, reimbursements and recoveries	1.35	%(c)	1.35	%(c)
Ratio of net investment income to average net assets	1.68	%(c)	3.18	%(c)
Portfolio turnover	76%		3.25%

(a)	For the period from July 11, 2006 (commencement of operations) to October 31, 2006.

(b)	Not Annualized.

(c)	Annualized.

See notes to financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	Municipal Money Market Fund

	Six Months Ended April 30, 2007		Year Ended October 31,		Period Ended October 31, 2004 (a)

			2006	2005

	(Unaudited)
Adviser Class Shares:
Net asset value per share, beginning of period	$1.00		$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.02		0.03	0.02	0.01

Total from investment operations	0.02		0.03	0.02	0.01

Less Distributions:
From net investment income	(0.02)		(0.03)	(0.02)	(0.01)

Total distributions	(0.02)		(0.03)	(0.02)	(0.01)

Net asset value per share, end of period	$1.00		$1.00	$1.00	$1.00

Total return	1.65	%(b)	3.07%	1.98%	0.89	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$913		$2,604	$617	$80
Ratio of expenses to average net assets:
Before waivers and reimbursements	0.77	%(c)	0.78%	0.78%	0.93	%(c)
After waivers and reimbursements	0.52	%(c)	0.55%	0.53%	0.59	%(c)
Ratio of net investment income to average net assets	3.29	%(c)	3.06%	2.01%	0.90	%(c)

(a)	For the period from March 30, 2004 (inception of fund) to October 31, 2004.

(b)	Not Annualized.

(c)	Annualized.

See notes to financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	Municipal Money Market Fund

	Six Months Ended April 30, 2007		Year Ended October 31,			Period Ended October 31, 2003 (a)

			2006	2005	2004

	(Unaudited)
Investor Class Shares:
Net asset value per share, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.02		0.03	0.02	0.01	0.01

Total from investment operations	0.02		0.03	0.02	0.01	0.01

Less Distributions:
From net investment income	(0.02)		(0.03)	(0.02)	(0.01)	(0.01)

Total distributions	(0.02)		(0.03)	(0.02)	(0.01)	(0.01)

Net asset value per share, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total return	1.78	%(b)	3.33%	2.24%	1.09%	1.00	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$666,177		$365,840	$204,689	$130,147	$59,126
Ratio of expenses to average net assets:
Before waivers and reimbursements	0.52	%(c)	0.53%	0.53%	0.70%	0.73	%(c)
After waivers and reimbursements	0.27	%(c)	0.30%	0.27%	0.34%	0.32	%(c)
Ratio of net investment income to average net assets	3.57	%(c)	3.31%	2.26%	1.10%	1.09	%(c)

(a)	For the period from December 5, 2002 (inception of fund) to October 31, 2003.

(b)	Not Annualized.

(c)	Annualized.

See notes to financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	Tax Optimized Income Fund

	Six Months Ended April 30, 2007		Year Ended October 31,		Period Ended October 31, 2004 (a)

			2006	2005

	(Unaudited)
Adviser Class Shares:
Net asset value per share, beginning of period	$10.10		$10.03	$10.15	$10.26

Income from investment operations:
Net investment income	0.17		0.31	0.28	0.16	(b)
Net realized and unrealized gains (losses) on investments	0.01		0.09	(0.12)	(0.11)

Total from investment operations	0.18		0.40	0.16	0.05
Less Distributions:
From net investment income	(0.18)		(0.33)	(0.28)	(0.16)
From net realized gains on investments	—		— (f)	—	—

Total distributions	(0.18)		(0.33)	(0.28)	(0.16)

Net asset value per share, end of period	$10.10		$10.10	$10.03	$10.15

Total return	1.81	%(c)	4.01%	1.60%	0.55	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$782		$408,535	$112,454	$22,159
Ratio of expenses to average net assets:
Before waivers and reimbursements	1.16	%(d)	1.16%	1.15%	1.25	%(d)
After waivers and reimbursements	0.85	%(d)	0.85%	0.85%	0.85	%(d)
Ratio of net investment income to average net assets	3.66	%(d)	3.33%	2.73%	2.41	%(d)
Portfolio turnover (e)	73%		96%	97%	55%

(a)	For the period from March 30, 2004 (inception of fund) to October 31, 2004.

(b)	Net investment income per share is calculated using ending balances prior to consideration of adjustment for permanent book and tax differences.

(c)	Not Annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

(f)	Amount less than $.005.

See notes to financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	Tax Optimized Income Fund

	Six Months Ended April 30, 2007		Year Ended October 31,			Period Ended October 31, 2003 (a)

			2006	2005	2004

	(Unaudited)
Investor Class Shares:
Net asset value per share, beginning of period	$10.05		$10.03	$10.15	$10.18	$10.00

Income from investment operations:
Net investment income	0.19		0.36	0.30	0.27	0.23
Net realized and unrealized gains (losses) on investments	—	(d)	0.02	(0.12)	(0.02)	0.18

Total from investment operations	0.19		0.38	0.18	0.25	0.41

Less Distributions:
From net investment income	(0.19)		(0.36)	(0.30)	(0.27)	(0.23)
From net realized gains on investments	—		— (d)	—	(0.01)	—	(d)

Total distributions	(0.19)		(0.36)	(0.30)	(0.28)	(0.23)

Net asset value per share, end of period	$10.05		$10.05	$10.03	$10.15	$10.18

Total return	1.93	%(b)	3.88%	1.84%	2.42%	4.12	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$50,318		$45,260	$45,691	$51,302	$55,591
Ratio of expenses to average net assets:
Before waivers and reimbursements	0.91	%(c)	0.91%	0.90%	1.04%	1.02	%(c)
After waivers and reimbursements	0.60	%(c)	0.60%	0.60%	0.60%	0.60	%(c)
Ratio of net investment income to average net assets	3.91	%(c)	3.58%	2.98%	2.62%	2.48	%(c)
Portfolio turnover(e)	73%		96%	97%	55%	46%

(a)	For the period from December 6, 2002 (inception of fund) to October 31, 2003.

(b)	Not Annualized.

(c)	Annualized.

(d)	Amount less than $0.005.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

See notes to financial statements.

Alpine Mutual Funds

Notes to Financial Statements
For the six months ended April 30, 2007 (Unaudited)

1.	Organization:

Alpine Series Trust (the “Series Trust”) was organized in 2001 as a Delaware Business Trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. Alpine Income Trust (the “Income Trust”) was organized in 2002 as a Delaware Business Trust, and is registered under the 1940 Act, as open-ended management investment company. Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, Alpine Dynamic Financial Services Fund, and Alpine Dynamic Innovators Fund are four separate funds of the Series Trust. Alpine Municipal Money Market Fund and Alpine Tax Optimized Income Fund are two separate funds of the Income Trust. Alpine Dynamic Balance Fund, Alpine Dynamic Dividend Fund, Alpine Dynamic Financial Services Fund, Alpine Dynamic Innovators Fund, Alpine Municipal Money Market Fund, and Alpine Tax Optimized Income Fund (individually referred to as a “Fund” and collectively, “the Funds”) are diversified funds. Alpine Woods Capital Investors, LLC (the “Adviser”) is a Delaware Corporation and serves as investment manager to the Funds.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

A. Valuation of Securities:

The Dynamic Balance, Dynamic Dividend, Dynamic Financial Services, Dynamic Innovators and Tax Optimized Income Funds value securities for which the primary market is on a domestic or foreign exchange and over-the-counter admitted to trading on the National Association of Securities Dealers Automated Quotation Market System (“NASDAQ”) National List at the last quoted sale price at the end of each business day or, if no sale, at the mean of the closing bid and asked prices. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. Securities for which market quotations are not readily available or whose values have been materially affected by events occurring before the close of U.S. markets but after the close of the securities’ primary markets, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. The valuation of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating, and maturity or an appropriate matrix utilizing similar factors.

The Municipal Money Market Fund values its investments at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount rather than at their value based on current market factors.

B. Security Transactions and Investment Income:

Security transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

C. Short Sale Transactions:

The Dynamic Balance Fund, Dynamic Dividend Fund, Dynamic Financial Services Fund and Dynamic Innovators Fund are authorized to engage in short selling. Short sales are transactions in which a fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a fund must

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2007 (Unaudited)

borrow the security to deliver to the buyer when affecting a short sale. The fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. When a fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. A fund will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. A fund will realize a gain if the security declines in value between those dates. A fund is also at risk of incurring dividend expense if the issuer of the security that has been sold short declares a dividend. A fund must pay the dividend to the lender of the security.

All short sales must be fully collateralized. Accordingly, the funds maintain collateral in a segregated account with their custodian, consisting of cash and/or liquid securities sufficient to collateralize their obligations on short positions.

D. Line of Credit:

Each Fund has a line of credit with Custodial Trust Company (“CTC”). Loans in aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the Investment Company Act of 1940, as amended. The average interest rate paid on outstanding borrowings was 6.33% for the six months ended April 30, 2007.

	Dynamic Balance Fund	Dynamic Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund

Total line of credit amount available	$32,512,614	$441,160,022	$4,661,224	$2,704,412
Line of credit outstanding at April 30, 2007	—	—	109,000	—
Line of credit amount unused at April 30, 2007	32,512,614	441,160,022	4,552,224	2,704,412
Average balance outstanding during the period	—	—	133,745	—
Interest expense incurred during the period	—	—	6,612	—

E. Income Taxes:

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.

Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

F. Dividends and Distributions:

The Dynamic Balance, the Dynamic Dividend, Dynamic Financial Services, Dynamic Innovators and the Tax Optimized Income Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any, throughout the year to their shareholders in the form of dividends. The Municipal Money Market Fund declares and accrues dividends daily on each business day based upon the Fund’s net income, and pays dividends monthly. Distributions to shareholders are recorded at the close of business on the ex-dividend date. All dividends are automatically reinvested in full and fractional shares of a Fund at net asset value per share, unless otherwise requested.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

G. Class Allocations:

Income, expenses (other than class specific expenses) and realized and unrealized gains and losses of the Tax Optimized Income Fund and Municipal Money Market Fund are allocated among the classes of each respective Fund based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to those incurred under the Distribution Plan for Adviser Class shares.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2007 (Unaudited)

H.     Foreign Translation Transactions:

The Dynamic Balance, Dynamic Dividend, Dynamic Financial Services and Dynamic Innovators Funds may invest up to 15%, 100%, 15% and 20%, respectively, of the value of their total assets in foreign securities. The books and records of the Funds are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i)	market value of investment and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

I.     Risk Associated With Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

J.     Forward Currency Contracts:

A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation. When the forward contract is closed, the Funds record a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

K.     New Accounting Pronouncements:

In June 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Funds would report an income tax expense in the statement of operations. Adoption of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission (“SEC”) granted a six-month delay in the required implementation of FIN 48 for Mutual Funds. At this time, management is evaluating the implications of FIN 48, and the impact, if any, of this standard on the Funds’ financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements.” The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. At this time, management is evaluating the implications of FAS 157, and the impact, if any, of this standard on the Funds’ financial statements has not yet been determined.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2007 (Unaudited)

3.	Capital Share Transactions

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

Dynamic Balance Fund

	Six Months Ended April 30, 2007		Year Ended October 31, 2006

	Shares	Amount	Shares	Amount

Shares sold	70,828	$978,375	370,139	$4,892,372
Shares issued in reinvestment of dividends	293,967	3,961,382	223,573	2,949,759
Redemption fees	—	272	—	828
Shares redeemed	(503,340)	(6,941,220)	(1,132,504)	(15,013,692)

Total net change	(138,545)	$(2,001,191)	(538,792)	$(7,170,733)

Dynamic Dividend Fund

	Six Months Ended April 30, 2007		Year Ended October 31, 2006

	Shares	Amount	Shares	Amount

Shares sold	44,523,165	$582,814,946	30,153,191	$375,145,264
Shares issued in reinvestment of dividends	4,023,319	52,358,009	3,582,605	44,232,625
Redemption fees	—	95,930	—	87,691
Shares redeemed	(6,898,882)	(90,177,056)	(9,111,449)	(112,214,380)

Total net change	41,647,602	$545,019,829	24,624,347	$307,251,200

          Dynamic Financial Services Fund

	Six Months Ended April 30, 2007		Period Ended October 31, 2006(1)

	Shares	Amount	Shares	Amount

Shares sold	661,098	$8,329,394	662,964	$7,434,176
Shares issued in reinvestment of dividends	34,969	434,665	81	840
Redemption fees	—	3,308	—	1,701
Shares redeemed	(274,118)	(3,422,344)	(41,230)	(483,145)

Total net change	421,949	$5,345,023	621,815	$6,953,572

(1)	Commenced operations on November 1, 2005.

          Dynamic Innovators Fund

	Six Months Ended April 30, 2007		Period Ended October 31, 2006(2)

	Shares	Amount	Shares	Amount

Shares sold	211,222	$2,277,138	492,389	$4,924,505
Shares issued in reinvestment of dividends	10,487	108,857	—	—
Redemption fees	—	102	—	—
Shares redeemed	(1,934)	(20,566)	(279)	(2,803)

Total net change	219,775	$2,365,531	492,110	$4,921,702

(2)	Commenced operations on July 11, 2006

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2007 (Unaudited)

Municipal Money Market Fund

	Six Months Ended April 30, 2007		Year Ended October 31, 2006

	Shares	Amount	Shares	Amount

Investor Class
Shares sold	1,373,283,930	$1,373,283,930	710,971,867	$710,996,325
Shares issued in reinvestment of dividends	7,367,233	7,367,233	6,751,219	6,751,219
Shares redeemed	(1,080,314,106)	(1,080,314,107)	(556,596,165)	(556,596,165)

Total net change	300,337,057	$300,337,056	161,126,921	$161,151,379

Adviser Class
Shares sold	396,249	$396,249	4,105,510	$4,105,509
Shares issued in reinvestment of dividends	18,969	18,969	28,844	28,844
Shares redeemed	(2,105,569)	(2,105,569)	(2,147,291)	(2,147,291)

Total net change	(1,690,351)	$(1,690,351)	1,987,063	$1,987,062

Tax Optimized Income Fund

	Six Months Ended April 30, 2007		Year Ended October 31, 2006

	Shares	Amount	Shares	Amount

Investor Class
Shares sold	710,064	$7,147,309	257,070	$2,582,229
Shares issued in reinvestment of dividends	89,660	900,911	160,542	1,610,154
Redemption fees	—	64	—	50
Shares redeemed	(297,209)	(2,991,350)	(466,588)	(4,682,994)

Total net change	502,515	$5,056,934	(48,976)	$(490,561)

Adviser Class
Shares sold	47,279	$478,899	41,598	$420,019
Shares issued in reinvestment of dividends	855	8,636	366	3,693
Shares redeemed	(11,143)	(112,651)	(12,724)	(127,291)

Total net change	36,991	$374,884	29,240	$296,421

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2007 are as follows:

	Non-U.S. Government		U.S. Government

	Purchases	Sales	Purchases	Sales

Dynamic Balance Fund	$6,005,260	$7,949,071	$6,294,091	$6,914,821
Dynamic Dividend Fund	1,192,868,548	738,163,219	—	—
Dynamic Financial Services Fund	27,346,299	21,231,089	—	—
Dynamic Innovators Fund	4,901,134	2,112,483	—	—
Tax Optimized Income Fund	16,303,100	10,910,000	—	—

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2007 (Unaudited)

5.	Distribution Plans:

Quasar Distributors, LLC (“Quasar”) serves as the Funds’ distributor. The Municipal Money Market Fund and the Tax Optimized Income Fund have each adopted a distribution and servicing plan (the “Plan”) for its Adviser Class shares as allowed by Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution and servicing of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund’s average daily net assets. Amounts paid under the Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Municipal Money Market Fund incurred $1,819 and the Tax Optimized Income Fund incurred $533 pursuant to the Plan for the six months ended April 30, 2007.

The Plan for the Municipal Money Market Fund and the Tax Optimized Income may be terminated at any time by vote of the Trustees of the Income Trust who are not “interested persons”, as defined by the 1940 Act, of the Income Trust, or by vote of a majority of the outstanding voting shares of the respective class.

6.	Investment Advisory Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“Alpine”) provides investment advisory services to the Funds. Pursuant to the investment adviser’s agreement with the Funds, Alpine is entitled to an annual fee based on 1.00% of each Fund’s average daily net assets for the Dynamic Balance Fund, Dynamic Dividend Fund, Dynamic Financial Services Fund and Dynamic Innovators Fund. Alpine is entitled to an annual fee based on 0.45% of the Municipal Money Market Fund’s average daily net assets and an annual fee based on 0.75% of the Tax Optimized Income Fund’s average daily net assets.

The Adviser agreed to reimburse the Dynamic Balance Fund, Dynamic Dividend Fund, Dynamic Financial Services Fund, Dynamic Innovators Fund and Tax Optimized Income Fund-Investor Class to the extent necessary to ensure that the Fund’s total operating expenses (excluding 12b-1 fees, interest, brokerage commissions and extraordinary expenses) did not exceed 1.35%, 1.35% 1.35%, 1.35%, and 0.60% of the Fund’s average daily net assets, respectively. For the six months ended April 30, 2007, the Adviser agreed to reimburse the Municipal Money Market Fund-Investor Class to the extent necessary to ensure that the Fund’s total operating expenses (excluding 12b-1 fees, interest, brokerage commissions and extraordinary expenses) did not exceed certain limits. The limits ranged from 0.27% to 0.30% of the Fund’s average daily net assets during six months ended April 30, 2007. The expense caps for the Adviser Class Shares of the Municipal Money Market Fund and Tax Optimized Income Fund are 0.25% higher than the Investor Class shares. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. For the six months ended April 30, 2007, the Adviser waived investment advisory fees totaling $619,072, $73,010, $25,513 and $10,802 for the Municipal Money Market Fund, Tax Optimized Income Fund, Dynamic Financial Services Fund and Dynamic Innovators Fund, respectively. The expense limitation will remain in effect unless and until the Board of Trustees of the Series and Income Trusts approve its modification or termination.

Reimbursed/absorbed expenses subject to potential recovery by year of expiration as follows:

Year of Expiration	Dynamic Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund	Municipal Money Market Fund	Tax Optimized Income Fund

10/31/07	$2,149	$—	$—	$311,122	$233,633
10/31/08	$—	$—	$—	$574,245	$148,232
10/31/09	$—	$42,892	$42,102	$—	$—
10/31/10	$—	$25,513	$10,802	$619,072	$73,010

At April 30, 2007, the Dynamic Balance Fund and Dynamic Dividend Fund had $621,019 and $19,286,984, respectively, invested in the Municipal Money Market Fund.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2007 (Unaudited)

7.	Federal Income Tax Information:

          At October 31, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Dynamic Balance Fund	Dynamic Dividend Fund	Dynamic Financial Services Fund	Dynamic Innovators Fund	Municipal Money Market Fund	Tax Optimized Income Fund

Cost of investments	$80,244,465	$609,834,553	$7,425,087	$4,967,679	$367,989,760	$46,313,912

Gross unrealized appreciation	$20,631,232	$43,678,690	$310,901	$103,029	$—	$143,456
Gross unrealized depreciation	(3,064,214)	(27,864,646)	(255,678)	(38,759)	—	(25,728)

Net unrealized appreciation (depreciation)	$17,567,018	$15,814,044	$55,223	$64,270	$—	$117,728

Undistributed ordinary income	$564,747	$5,753,471	$535,201	$87,457	$—	$4,213
Undistributed long-term capital gain	2,739,016	—	—	—	—	—

Total distributable earnings	$3,303,763	$5,753,471	$535,201	$87,457	$—	$4,213

Other accumulated gains (losses)	$—	$(19,455,781)	$—	$—	$—	$(55,361)

Total accumulated earnings (losses)	$20,870,781	$2,111,734	$590,424	$151,727	$—	$66,580

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, REIT tax adjustments, and mark-to-market cost basis adjustments for investments in foreign passive investment companies (PFICs) for tax purposes.

Alpine Mutual Funds

Notes to Financial Statements—Continued
April 30, 2007 (Unaudited)

          The tax character of distributions paid during the years ended October 31, 2006 and 2005 were as follows:

	2006	2005

Dynamic Balance Fund
Ordinary income	$1,535,036	$1,778,074
Long-term capital gain	1,667,049	3,203,577

	$3,202,085	$4,981,651

Dynanic Dividend Fund
Ordinary income	$57,422,280	$27,647,226
Long-term capital gain	—	212,050

	$57,422,280	$27,859,276

Dynamic Financial Services Fund
Ordinary income	$840
Long-term capital gain	—

	$840

Dynamic Innovators Fund
Ordinary income	$—
Long-term capital gain	—

	$—

Municipal Money Market Fund
Exempt interest dividend	$8,396,915	$5,190,167
Ordinary income	6,838	—
Long-term capital gain	—	—

	$8,403,753	$5,190,167

Tax Optimized Income Fund
Ordinary income	$316,746	$619,728
Exempt interest dividends	1,309,688	844,130
Long-term capital gain	11,069	—

	$1,637,503	$1,463,858

Capital loss carryovers as of October 31, 2006 are as follows:

Expiration Date	Dynamic Dividend Fund	Tax Optimized Income Fund

10/31/2013	$4,335,047	—
10/31/2014	$15,159,910	$55,361

*	Capital gain distributions will resume in the future to the extent gains are realized in excess of the available gains.

Alpine Mutual Funds

Additional Information (Unaudited)
Expense Examples
April 30, 2007

As a shareholder of the Dynamic Balance Fund and the Municipal Money Market Fund, Adviser and Investor Class, you will incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. As a shareholder of the Dynamic Dividend Fund and the Tax Optimized Income Fund, Adviser & Investor Class, you will incur two types of costs: (1) redemption fees and (2) ongoing costs. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on in investment of $1,000 for the period 11/1/06–4/30/07.

The first line of the tables below provides information about actual account values and actual expenses. The Funds charge no sales load or transaction fees, but do assess shareholders for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Shareholders in the Dynamic Dividend Fund will be charged a redemption fee equal to 1.00% of the net amount of the redemption if they redeem their shares less than 60 calendar days after purchase. Shareholders in the Tax Optimized Income Fund, Adviser & Investor Class, will be charged a redemption fee equal to 0.25% of the net amount of the redemption if they redeem their shares less than 30 calendar days after purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as a part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not represent the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Alpine Dynamic Balance Fund

	Beginning Account Value 11/1/06	Ending Account Value 4/30/07	Expenses Paid During Period 11/1/06–4/30/07*

Actual (1)	$1,000.00	$1,058.20	$5.92
Hypothetical (2)	$1,000.00	$1,019.04	$5.81

(1)	Ending account values and expenses paid during period based on a 5.82% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

*	Expenses are equal to Fund’s annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
April 30, 2007

Alpine Dynamic Dividend Fund

	Beginning Account Value 11/1/06	Ending Account Value 4/30/07	Expenses Paid During Period 11/1/06–4/30/07*

Actual (1)	$1,000.00	$1,170.30	$6.30
Hypothetical (2)	$1,000.00	$1,018.99	$5.86

(1)	Ending account values and expenses paid during period based on a 17.03% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

*	Expenses are equal to Fund’s annualized expense ratio of 1.17%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Dynamic Financial Services Fund

	Beginning Account Value 11/1/06	Ending Account Value 4/30/07	Expenses Paid During Period 11/1/06–4/30/07*

Actual (1)	$1,000.00	$1,090.40	$7.00
Hypothetical (2)	$1,000.00	$1,018.10	$6.76

(1)	Ending account values and expenses paid during period based on a 9.04% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

*	Expenses are equal to Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Dynamic Innovators Fund

	Beginning Account Value 11/1/06	Ending Account Value 4/30/07	Expenses Paid During Period 11/1/06–4/30/07*

Actual (1)	$1,000.00	$1,111.40	$7.07
Hypothetical (2)	$1,000.00	$1,018.10	$6.76

(1)	Ending account values and expenses paid during period based on a 11.14% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

*	Expenses are equal to Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Municipal Money Market Fund
Adviser Class Shares

	Beginning Account Value 11/1/06	Ending Account Value 4/30/07	Expenses Paid During Period 11/1/06–4/30/07*

Actual	$1,000.00	$1,016.50	$2.60
Hypothetical	$1,000.00	$1,022.22	$2.61

(1)	Ending account values and expenses paid during period based on a 1.65% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

*	Expenses are equal to Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
April 30, 2007

Alpine Municipal Money Market Fund
Investor Class Shares

	Beginning Account Value 11/1/06	Ending Account Value 4/30/07	Expenses Paid During Period 11/1/06–4/30/07*

Actual	$1,000.00	$1,017.80	$1.35
Hypothetical	$1,000.00	$1,023.46	$1.35

(1)	Ending account values and expenses paid during period based on a 1.78% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

*	Expenses are equal to Fund’s annualized expense ratio of 0.27%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Tax Optimized Income Fund
Adviser Class Shares

	Beginning Account Value 11/1/06	Ending Account Value 4/30/07	Expenses Paid During Period 11/1/06–4/30/07*

Actual	$1,000.00	$1,018.10	$4.25
Hypothetical	$1,000.00	$1,020.58	$4.26

(1)	Ending account values and expenses paid during period based on a 1.81% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

*	Expenses are equal to Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Tax Optimized Income Fund
Investor Class Shares

	Beginning Account Value 11/1/06	Ending Account Value 4/30/07	Expenses Paid During Period 11/1/06–4/30/07*

Actual	$1,000.00	$1,019.30	$3.00
Hypothetical	$1,000.00	$1,021.82	$3.01

(1)	Ending account values and expenses paid during period based on a 1.93% return. The return is considered after expenses are deducted from the fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the fund.

*	Expenses are equal to Fund’s annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2007

Investment Advisor and Advisory Contract

On December 18, 2006, at a meeting called for the purpose of voting on such approval, the Boards of Trustees, including all of the Trustees who are not parties to the Advisory Contracts or interested persons of any such party (the non-interested Trustees), approved the continuance of the Advisory Contracts for the Funds. In so doing, the Board Members studied materials specifically relating to the Advisory Contracts provided by the Adviser, the Funds’ counsel and the Funds’ administrator. The Board Members considered a variety of factors, including the following:

The Board Members considered the expected nature, quality and scope of the management and investment advisory services and personnel provided each Fund by the Adviser; the rate of investment advisory fees payable to the Adviser and a comparison of the fees paid by comparable funds; the compensation (in addition to the investment advisory fees) and other benefits received by the Adviser and its respective affiliates; the Adviser’s costs in providing services; the economies of scale realized by the Adviser; the annual operating expenses of each Fund; and the policies and practices of the Adviser with respect to portfolio transactions for each Fund.

After reviewing the diligence materials provided by USBFS, the Advisor and Fund Counsel, the Board began a discussion to assess the overall quality of services The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund’s managed by the Advisor, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Advisor involved in the day-to-day activities of each Fund. The Board also considered, with regard to each Fund, the prior relationship between the Advisor and the Fund, as well as the Board’s knowledge of the Advisor’s operations. The Trustees also considered the Advisor’s marketing activity and commitment to Fund growth. The Trustees also considered the structure and effectiveness of the Advisor’s compliance procedures the Advisor’s record of willingness to meet in person with the Trustees to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Advisor.

The Board Members also evaluated the investment performance of the Funds on an absolute basis, relative to their respective benchmark indices over the last year, three years, five years, ten years and since inception (as applicable) and in comparison to their relative peer group.

The Board Members also reviewed Lipper analytical data relating to average expenses and advisory fees for comparable funds. Based on the information provided, the Board Members determined that each Fund’s fee structure is competitive with funds having similar investment goals and strategies.

The Board Members considered the Funds’ total expense ratios and contractual investment advisory fees compared to their respective industry average by quartile, within the appropriate Lipper benchmark category and Lipper category range. The Board Members also considered the amount and nature of fees paid by shareholders.

The Trustees also considered the overall profitability of the Advisor, reviewing certain financial information and noting in particular whether the Advisor had subsidized a Fund’s operations in its early years and whether it had recouped the amount of these subsidies. The Trustees considered both the direct and indirect benefits to the Advisor from advising the Funds. The Trustees also examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the Agreements and any expense subsidization undertaken by the Advisor, as well as each Fund’s brokerage, and commissions. The Board Members considered the fact that the Adviser has contractually agreed to waive a portion of its fees for the Dynamic Balance Fund, the Dynamic Dividend Fund, the Dynamic Financial Services Fund, the Dynamic Innovators Fund, the Municipal Money Market Fund and the Tax Optimized Income Fund for a period of one year, to be reviewed again at the next Advisory Contract renewal. It was noted that each Fund’s management fee and expense ratio are within the average range compared to its peer funds.

The Board Members considered the extent to which economies of scale would be realized with respect to operational costs as the Funds grow in their number of shareholders and assets under management, the existence of breakpoints previously established by the Adviser, and whether fee levels to be charged by the Adviser reflect these economies of scale for the benefit of Fund investors and are fair under the circumstances, which the Board Members, including all of the non-interested Trustees, believed to be the case.

Based on the Board Members’ review and consultation with the Funds’ independent counsel, of the material aspects of the Advisory Contracts, including the foregoing factors and such other information believed to be reasonably necessary to evaluate the terms of the Advisory Contracts, the Board Members, including all of the non-interested Trustees voting separately, concluded that the continuation of the Advisory Contracts would be in the best interest of the Funds’ shareholders, and determined that the compensation to the Adviser provided for in the Advisory Contracts is fair and equitable.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2007

Tax Information

The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2006 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

Dynamic Balance Fund	58.49%
Dynamic Dividend Fund	100.00%
Dynamic Financial Services Fund	7.2%
Dynamic Innovators Fund	0%

The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2006 as dividends qualifying for the dividends received deduction available to corporate shareholders.

Dynamic Dividend Fund	22.4%
Dynamic Balance Fund	57.4%
Dynamic Financial Services Fund	7.2%
Dynamic Innovators Fund	0%

Additional Information Applicable to Foreign Shareholders Only (Unaudited):

The Funds hereby designate the following percentages of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C).

Dynamic Balance	36.90%
Dynamic Dividend	0.87%
Dynamic Financial Services	2.64%
Dynamic Innovators	0.00%
Municipal Money Market	100.00%
Tax Optimized	100.00%

The Funds hereby designate the following percentages of their ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C).

Dynamic Balance	0.00%
Dynamic Dividend	0.00%
Dynamic Financial Services	0.00%
Dynamic Innovators	0.00%
Municipal Money Market	0.00%
Tax Optimized	0.00%

Availability of Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule

Beginning with the Fund’s fiscal quarter ended July 31, 2004, the Funds filed their complete schedules of portfolio holdings on Form N-Q with the SEC. Going forward, the Funds will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2007

Information about Trustees and Officers

The business and affairs of the Funds are managed under the direction of Funds’ Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-785-5578.

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex*	Other Directorships Held by Trustee

Laurence B. Ashkin (78), 2500 Westchester Ave. Purchase, NY 10577	Independent Trustee	Indefinite, Since the Trust’s inception	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	10	Trustee of Alpine Equity and Alpine Series Trusts (formerly Evergreen Global Equity Trust).

H. Guy Leibler (52), 2500 Westchester Ave. Purchase, NY 10577	Independent Trustee	Indefinite, since the Trust’s inceptions.	Chief Operating Officer L&L Acquisitions, LLC since 2004; President, Skidmore, Owings & Merrill LLP, 2001–2003, Director of Brand Space Inc., a brand marketing/advertising company (1997–1999).	10	Director, White Plains Hospital Center; Founding Director, Stellaris Health Network, Trustee of Alpine Equity and Alpine Series Trusts

Jeffrey E. Wacksman (46), 2500 Westchester Ave. Purchase, NY 10577	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP, since 1994.	10	Director, Dynasty Holdings Inc.; Director, MH Properties Inc.; Director, Bondi Icebergs Inc.; Trustee, Larchmont Manor Park Society; Trustee of Alpine Equity and Alpine Series Trusts

*	The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, Alpine Income Trust, and the Alpine Global Dynamic Dividend Fund.

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
April 30, 2007

Interested Trustees & Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee

Samuel A. Lieber* (50), 2500 Westchester Ave. Purchase, NY 10577	Interested Trustee, Portfolio Manager, and President	Indefinite, since inceptions.	CEO of Alpine Woods Capital Investors, LLC since November 1997. Formerly Senior Portfolio Manager with Evergreen Asset Management Corp. (1985–1997)	10	Trustee of Alpine Equity and Alpine Series Trusts

Stephen A. Lieber (81), 2500 Westchester Ave. Purchase, NY 10577	Vice President	Indefinite, since inception	Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC Since 1999. Formerly President, Evergreen Asset Management Corp. (1971–1999). Formerly, Chairman and Chief Executive Officer, Lieber & Company (1969–1999)	10	None

Robert W. Gadsden (49), 2500 Westchester Ave. Purchase, NY 10577	Vice President and Portfolio Manager	Indefinite, since 1999	Portfolio Manager and Senior Real Estate Analyst of Alpine Woods Capital Investors, LLC since 1999. Formerly Vice President, Prudential Realty Group (1990–1999).	10	None

Sheldon R. Flamm (58), 2500 Westchester Ave. Purchase, NY 10577	Treasurer and Chief Compliance Officer	Indefinite, since 2002	Chief Financial Officer, Saxon Woods Advisors, LLC, 1999– Present; Chief Financial Officer, Lieber & Co. a wholly-owned subsidiary of First Union National Bank), 1997–1999, Chief Financial Officer of Evergreen Asset Management Corp. March 1987 to September 1999.	10	None

Oliver Sun (41), 2500 Westchester Ave. Purchase, NY 10577	Secretary	Indefinite, since 2002	Controller of Alpine Woods Capital Investors, LLC, 1998 to present.	10	None

*	Denotes Trustees who is an “interested persons” of the Trust or Fund under the 1940 Act.

**	The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, Alpine Income Trust, and the Alpine Global Dynamic Dividend Fund.

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TRUSTEES

Samuel A. Lieber

Laurence B. Ashkin

H. Guy Leibler

Jeffrey E. Wacksman

CUSTODIAN

U.S. Bank, N.A.

1555 N. Rivercenter Dr.

Suite 302

Milwaukee, WI 53212

SUB-CUSTODIAN

The Bank of New York

One Wall Street

New York, NY 10286

INDEPENDENT

REGISTERED

PUBLIC

ACCOUNTING

FIRM

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, WI 53202

FUND COUNSEL

Blank Rome LLP

The Chrysler Building

405 Lexington Avenue

New York, NY 10174

DISTRIBUTOR

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

INVESTMENT

ADVISER

Alpine Woods Capital

Investors, LLC

2500 Westchester Avenue

Suite 215

Purchase, NY 10577

TRANSFER AGENT &

ADMINISTRATOR

US Bancorp Fund

  Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

S H A R E H O L D E R  |  I N V E S T O R  I N F O R M A T I O N

1(888)785.5578

www.alpinefunds.com

This material must be preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(a)	(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Alpine Series Trust

By (Signature and Title)	/s/ Samuel A. Lieber

Samuel A. Lieber, President

Date	7/9/07

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Samuel A. Lieber

Samuel A. Lieber, President

Date	7/9/07

By (Signature and Title)*	/s/ Sheldon Flamm

Sheldon Flamm, Treasurer

Date	7/9/07

*	Print the name and title of each signing officer under his or her signature.